SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          STOCKGROUP.COM HOLDINGS, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                                                      Definitive Proxy Materials


                          STOCKGROUP.COM HOLDINGS, INC.
                           500-750 West Pender Street
                         Vancouver, B.C. V6C 2T7 Canada









                                                              September 10, 1999



Dear Stockholder:

     It is our pleasure to invite you to the Annual Meeting of Stockholders of Stockgroup.com Holdings, Inc. to be held on October 7, 1999 at the Lakeway Inn, 714 Lakeway Drive, Bellingham, Washington, USA from 9:00am - 10:00am PST.

     Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented at the meeting. You are accordingly urged to sign, date and return your proxy promptly in the enclosed envelope.

     We sincerely hope you will be able to join us at the meeting. The officers and directors of the Company look forward to seeing you at that time.

                                                Sincerely,



                                                Marcus A. New
                                                Chairman of the Board,
                                                Chief Executive Officer

                           Definitive Proxy Materials


                          STOCKGROUP.COM HOLDINGS, INC.
                           500-750 West Pender Street
                         Vancouver, B.C. V6C 2T7 Canada



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                (October 7, 1999)





     The Annual Meeting of Stockholders of Stockgroup.com Holdings, Inc. (the "Company") will be held at the Lakeway Inn, 714 Lakeway Drive, Bellingham, Washington, USA from 9:00am - 10:00am PST on October 7, 1999 for the following purposes:

     1.   To elect Directors of the Company for the ensuing year.

     2. To ratify the appointment of Ernst & Young LLP as independent accountants for the Company.

     3. To transact such other business as may properly come before the meeting and any adjournments thereof.

     The Board of Directors has fixed the close of business on September 10, 1999 as the record date for the determination of stockholders entitled to notice and to vote at the meeting and any adjournments thereof.

     IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE SIGN AND DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                            By Order of the Board of Directors


                                            JOHN H. DAWE, CFA
                                            Secretary

September 10, 1999

                                                      Definitive Proxy Materials

                          STOCKGROUP.COM HOLDINGS, INC.
                           500-750 West Pender Street
                         Vancouver, B.C. V6C 2T7 Canada

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                (October 7, 1999)

                               GENERAL INFORMATION

     The accompanying proxy is solicited by and on behalf of the Board of Directors of Stockgroup.com Holdings, Inc. (the "Company") to be used at the Annual Meeting of Stockholders to be held at the Lakeway Inn, 714 Lakeway Drive, Bellingham, Washington, USA from 9:00am - 10:00am PST on October 7, 1999 and any adjournments thereof.

     When the enclosed proxy is properly executed and returned, the shares of Common Stock of the Company, no par value per share (the "Common Stock"), it represents will be voted at the meeting in accordance with any directions noted thereon and, if no direction is indicated, the shares it represents will be voted: (i) FOR the election of the nominees for Directors set forth below; (ii) FOR the ratification of the appointment of Ernst & Young LLP as independent accountants for the Company; and (iii) in the discretion of the holders of the proxy with respect to any other business that may properly come before the meeting. Any stockholder signing and delivering a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a date later than the date of the proxy being revoked. Any stockholder attending the meeting in person may withdraw his or her proxy and vote his or her shares.

     The cost of this solicitation of proxies will be borne by the Company. Solicitations will be made only by mail; provided, however, that officers and regular employees of the Company may solicit proxies personally or by telephone or telegram. Such persons will not be specially compensated for such services. The Company may reimburse brokers, banks, custodians, nominees and fiduciaries holding stock in their names or in the names of their nominees for their reasonable charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock.

     The approximate mailing date of this Proxy Statement and the accompanying proxy is September 10, 1999.

                                  VOTING RIGHTS

     Only stockholders of record at the close of business on September 10, 1999, will be entitled to vote at the Annual Meeting of Stockholders. On that date, there were 7,995,000 shares of Common Stock outstanding, the holders of which are entitled to one vote per share on each matter to come before the meeting. Voting rights with respect to the election of Directors are non-cumulative. A majority of the outstanding shares entitled to vote at the Annual Meeting of the Stockholders will constitute a quorum at the meeting and abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

     Directors are elected by plurality vote. The ratification of the appointment of Ernst & Young LLP will require the affirmative vote of a majority of the Common Stock voting on the proposal. Abstentions and broker non-votes will not be counted in the election of directors or in determining whether such ratification has been given.

                              NO DISSENTERS' RIGHTS

     Under applicable provisions of the Colorado Corporations Code, shareholders are not entitled to dissenters' rights or appraisal rights with respect to the matter to be considered and voted upon at the Annual Meeting of Stockholders

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth as of September 10, 1999 the beneficial ownership of Common Stock of each person known to the Company who owns more than 5% of the issued and outstanding Common Stock.

     Unless otherwise indicated in the table, the business address of each person listed below is c/o Stockgroup.com, Holdings, Inc., 500-750 W. Pender Street, Vancouver, British Columbia, Canada V6C 2T7.

                                 Amount and Nature            Percent of
Name of Beneficial Owner         of Beneficial Ownership         Class
------------------------         -----------------------        ------
Marcus New                            2,815,000(1)(2)(7)        35.21%
Craig Faulkner                         915,000(1)(3)(7)         11.44%
Yvonne New                              2,745,000(1)(4)         34.33%
518464 B.C. Ltd.                        2,245,000(1)(5)         28.08%
569358 B.C. Ltd.                         665,000(1)(6)          8.32%

----------
(1) Pursuant to a Share Exchange and Share Purchase Agreement dated March 11, 1999 (the "SEA") by and among the Company, formerly called I-Tech Holdings Group, Inc., 579818 B.C. Ltd., a British Columbia, Canada corporation wholly-owned by the Company (the "Subsidiary"), Stock Research Group, Inc., a British Columbia, Canada corporation ("Stock Group") and all of the shareholders of Stock Group, being nine persons (collectively, the "Stock Group Shareholders"), the Company acquired (the "Acquisition") all of the issued and outstanding common shares of Stock Group from the Stock Group Shareholders in consideration of the issuance by (i) the Subsidiary to the Stock Group Shareholders, on a pro-rata basis, of 3,900,000 Class A Exchangeable Shares (the "Exchangeable Shares") and (ii) by the Company issuing to Stocktrans, Inc., located at 7 East Lancaster Avenue, Ardmore, PA 19003, as trustee for the Stock Group Shareholders (the "Trustee") 3,900,000 shares of Common Stock to be held under the terms of an Exchange and Voting Agreement dated March 11, 1999 (the "Trust Agreement") by and among the Company, the Trustee, the Subsidiary and the Stock Group Shareholders. The Exchangeable Shares may be converted, at the option of the holder into an equal number of the Company's Common Stock held by the Trustee. Pending any such conversion, each holder of the Exchangeable Shares may direct the Trustee to vote an equivalent number of Company's Common Stock. The Trustee has no discretion as to voting or disposition of the Company's Common Stock.

     As a result of these transactions, each of the Stock Group Shareholders has the right to vote, (or to direct the Trustee to vote on behalf of such Stock Group Shareholder) a number of the Company's Common Stock equal to the number of Exchangeable Shares held of record by such Stock Group Shareholder. In the aggregate, the Company's Common Stock issued to the Trustee represent approximately 49% of the Corporation's issued and outstanding shares of Common Stock.

     The Trust created by the SEA shall continue until the earliest to occur of the following events: (a) no outstanding Exchangeable Non-Voting Shares are held by any Stock Group Shareholder; (b) each of the Subsidiary and the Company acts in writing to terminate the Trust and such termination is approved by the holders of the Exchangeable Non-Voting Shares in accordance with section 27.10 of the SEA; and (c) December 31, 2098.

(2) Of this amount, 49% (or 1,372,500 shares) are owned by Yvonne New, Mr. New's wife.

     Mr. Marcus New and his wife, Yvonne New, each own directly 250,000 Exchangeable Shares, and indirectly, through 518464 B.C. Ltd., a British Columbia company owned by Mr. New as to 50% and his wife Yvonne New as to 50%, 2,245,000 Exchangeable Shares. Accordingly, Marcus and Yvonne New have the right to direct the vote of 2,745,000 of the Company's Common Stock which represent approximately 34.33% of the Company's issued and outstanding Common Stock.

     In addition, of this amount, 70,000 shares are held in trust for the benefit of Mr. New. This trust is a non-voting trust. This holding in combination with the 2,745,000 Exchangeable shares bring Mr. New's beneficial ownership of shares of the Corporation to a total of approximately 35.21% of the Corporation's issued and outstanding common stock.

(3) Of this amount, Mr. Craig Faulkner owns directly 250,000 Exchangeable Shares and indirectly, through 569358 B.C. Ltd., a British Columbia company owned by Mr. Faulkner, 665,000 Exchangeable shares. Accordingly, Mr.
     Faulkner has the right to direct the vote of 915,000 of the Company's Common Stock which represent approximately 11.44% of the Company's issued and outstanding Common Stock.

(4) Yvonne New is Marcus New's wife. Mrs. New owns 250,000 shares directly and 2,245,000 shares indirectly through her 50% ownership of 518464 B.C. Ltd.

(5) 518464 B.C. Ltd. is a private company owned 50% by Marcus New and 50% by Yvonne New, his wife.

(6)  569358 B.C. Ltd. is a private company wholly-owned by Craig Faulkner.

(7) Mr. New and Mr. Faulkner have been granted options to purchase 325,000 and 195,000 shares, respectively, of the Company's common stock at $2.50US per share. The options have a 5 year term. These options were granted by the Company as of March 11, 1999 in replacement of options (in equal number and on the same terms and conditions as options granted by the Company's wholly-owned subsidiary as at January 1, 1999 (the "date of grant")). Twenty (20%) percent of the options granted by the Company will commence to vest (and thereafter be exercisable) on each anniversary of the date of grant. To date none of the options granted have been vested.

                                    DIRECTORS

PROPOSAL 1.       ELECTION OF DIRECTORS

     At the Annual Meeting of Stockholders, all five members of the Board of Directors are to be elected. In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the five nominees named below. Four of the nominees named below are presently serving as Directors of the Company. All of the nominees are anticipated to be available for election and able to serve. However, if any such nominee should decline or become unable to serve as a Director for any reason, votes will be cast instead for a substitute nominee designated by the Board of Directors or, if none is so designated, will be cast according to the judgment in such matters of the person or persons voting the proxy.

     The tables below and the paragraphs that follow present certain information concerning the nominees for Director and the executive officers of the Company. Each elected Director will serve until the next Annual Meeting of Stockholders and until his or her successor has been elected and qualified. Officers are elected by and serve at the discretion of the Board of Directors. Mr. David Caddey is Mr. Marcus New's wife's uncle. Other than this relationship, none of the Company's Directors or executive officers has any family relationship with any other Director or executive officer.

                                                                  Executive      Shares of Common
                                                                  Officer/       Stock Beneficially       Percent
                                            Positions             Director       Owned as of Sept. 10,    of Class
Name                                Age     with Company          Since          1999                     (3)
-------------------------------   ------    --------------------  -------------  -----------------------  ----------
Nominees for Directors:
Marcus A. New                       28      Chairman of the       3/11/99*       2,815,000(1)(2)(5)       35.21%
                                            Board, Chief
                                            Executive
                                            Officer,  Director
Craig D. Faulkner                   28      Chief Technology      3/11/99*       915,000(1)(3)(5)         11.44%
                                            Officer, Director
Leslie A. Landes                    53      President, Chief      6/15/99*       Nil(5)                   **
                                            Operating Officer,
                                            Director
Lee deBoer                          47      Director              n/a            Nil                      **
David Caddey                        49      Director              6/15/99        60,000(1)(4)(5)          **


Executive Officers who are not Directors:

John H. Dawe, CFA                   40      Vice President of     3/11/99*       800(5)                   **
                                            Finance, Secretary
                                            and Treasurer
All Directors and executive officers
     as a group ................................................                 3,790,800(1)(2)(3)(4)    47.41%
                                                                                 (5)

----------

* Prior to the acquisition which took place on March 11, 1999, such executive served as a member of the management team of Stock Research Group, Inc.

**   Less than one percent

(1) Pursuant to a Share Exchange and Share Purchase Agreement dated March 11, 1999 (the "SEA") by and among the Company, formerly called I-Tech Holdings Group, Inc., 579818 B.C. Ltd., a British Columbia, Canada corporation wholly-owned by the Company (the "Subsidiary"), Stock Research Group, Inc., a British Columbia, Canada corporation ("Stock Group") and all of the shareholders of Stock Group, being nine persons (collectively, the "Stock Group Shareholders"), the Company acquired (the "Acquisition") all of the issued and outstanding common shares of Stock Group from the Stock Group Shareholders in consideration of the issuance by (i) the Subsidiary to the Stock Group Shareholders, on a pro-rata basis, of 3,900,000 Class A Exchangeable Shares (the "Exchangeable Shares") and (ii) by the Company issuing to Stocktrans, Inc., located at 7 East Lancaster Avenue, Ardmore, PA 19003, as trustee for the Stock Group Shareholders (the "Trustee") 3,900,000 shares of Common Stock to be held under the terms of an Exchange and Voting Agreement dated March 11, 1999 (the "Trust Agreement") by and among the Company, the Trustee, the Subsidiary and the Stock Group Shareholders. The Exchangeable Shares may be converted, at the option of the holder into an equal number of the Company's Common Stock held by the Trustee. Pending any such conversion, each holder of the Exchangeable Shares may direct the Trustee to vote an equivalent number of Company's Common Stock. The Trustee has no discretion as to voting or disposition of the Company's Common Stock.

     As a result of these transactions, each of the Stock Group Shareholders has the right to vote, (or to direct the Trustee to vote on behalf of such Stock Group Shareholder) a number of the Company's Common Stock equal to the number of Exchangeable Shares held of record by such Stock Group Shareholder. In the aggregate, the Company's Common Stock issued to the Trustee represent approximately 49% of the Corporation's issued and outstanding shares of Common Stock.

     The Trust created by the SEA shall continue until the earliest to occur of the following events: (a) no outstanding Exchangeable Non-Voting Shares are held by any Stock Group Shareholder; (b) each of the Subsidiary and the Company acts in writing to terminate the Trust and such termination is approved by the holders of the Exchangeable Non-Voting Shares in accordance with section 27.10 of the SEA; and (c) December 31, 2098.

(2) Of this amount, 49% (or 1,372,500 shares) are owned by Yvonne New, Mr. New's wife.

     Mr. Marcus New and his wife, Yvonne New, each own directly 250,000 Exchangeable Shares, and indirectly, through 518464 B.C. Ltd., a British Columbia company owned by Mr. New as to 50% and his wife Yvonne New as to 50%, 2,245,000 Exchangeable Shares. Accordingly, Marcus and Yvonne New have the right to direct the vote of 2,745,000 of the Company's Common Stock which represent approximately 34.33% of the Company's issued and outstanding Common Stock.

     In addition, of this amount, 70,000 shares are held in trust for the benefit of Mr. New. This trust is a non-voting trust. This holding in combination with the 2,745,000 Exchangeable shares bring Mr. New's beneficial ownership of shares of the Corporation to a total of approximately 35.21% of the Corporation's issued and outstanding common stock.

(3) Of this amount, Mr. Craig Faulkner owns directly 250,000 Exchangeable Shares and indirectly, through 569358 B.C. Ltd., a British Columbia company owned by Mr. Faulkner, 665,000 Exchangeable shares. Accordingly, Mr.
     Faulkner has the right to direct the vote of 915,000 of the Company's Common Stock which represent approximately 11.44% of the Company's issued and outstanding Common Stock.

(4) Of this amount, 50% (or 30,000 shares) are owned by Donna Caddey, Mr. Caddey's wife.

     Mr. David Caddey and his wife, Donna Caddey, each own directly 20,000 Exchangeable Shares. In addition, 20,000 shares of Common Stock are owned jointly by David and Donna Caddey. Accordingly, David and Donna Caddey have the right to direct the vote of 60,000 of the Company's Common Stock which represents approximately 0.75% of the Company's issued and outstanding Common Stock.

(5) Mr. New, Mr. Faulkner, Mr. Caddey and Mr. Dawe have been granted options to purchase 325,000, 195,000, 20,000 and 15,000 shares, respectively, of the Company's common stock at $2.50US per share. Mr. Leslie Landes has been granted options to purchase 745,000 shares of the Company's common stock at a price of $0.01US per share as to 105,000 shares and $0.94US per shares as to the balance. The options have a 5 year term. These options were granted by the Company as of March 11, 1999 in replacement of options (in equal number and on the same terms and condition as options granted by the Company's wholly-owned subsidiary as at August 1, 1998 as to Mr. Landes and as at January 1, 1999 for all other grantees (the "date of grant")). 20% percent of the options granted by the Company will commence to vest (and thereafter be exercisable) on each anniversary of the date of grant. However, as to Mr. Landes, the options may be exercised, to the extent vested, only after 2 years from the date of grant. In addition, 106,800 of Mr. Landes' options to purchase shares at a price of $0.94US will vest and be exercisable only if the Company attains certain performance levels in each of the fiscal years ending December 31, 2000 and 2001. To date none of the options granted have vested.

Business Experience of Nominees and Executive Officers

     Marcus New has been Chairman of the Board and Chief Executive Officer of the Company since March 11, 1999. He also serves as the Chairman of the Board, Chief Executive Officer and Director of Stockgroup.com Media, Inc. and Stockgroup.com, Ltd., the Company's wholly-owned Canadian and U.S. operating Subsidiaries. Mr. New also serves as Director, President & Secretary of 579818 B.C. Ltd.; as Director and CEO of Stockgroup.com (Bahamas) Ltd.; and as Director and President of Stockgroup.com International, Inc., all of which are wholly owned subsidiaries of the Company. Mr. New is the founder, Chairman and CEO of Stockgroup.com Media, Inc. (formerly Stock Research Group, Inc.) a British Columbia, Canada corporation incorporated on May 4, 1995. Mr. New is an acknowledged authority on investing on the Internet. He has been an invited guest speaker to the New York Society of Security Analysts where his speech was transmitted on NBC's Private Financial Network. He has also appeared on national media broadcasts including CNBC, Bloomberg Radio, CNNfn, Investors On Line and Money Hunt. Mr. New is also a director of IRI Inc., the "for profit" company for the Investor Research Institute headquartered in New York. Marcus New is also a director of Golden Maritime Resources (VSE: GDM) and Iwave.com (CDN-OTC: IWAV).

     Craig Faulkner has been Chief Technology Officer and Director of the Company since March 11, 1999. He also serves as Director, Vice President Operations and Chief Technology Officer of Stockgroup.com Media, Inc. and Stockgroup.com, Ltd., the Company's wholly-owned operating subsidiaries. Mr. Faulkner also serves as Director and Secretary of Stockgroup.com (Bahamas) Ltd. and Stockgroup.com International, Inc., both of which are wholly-owned subsidiaries of the Company. Mr. Faulkner has been a computer programmer for over 15 years and is one of the founding partners of Stockgroup.com Media, Inc. (formerly Stock Research Group, Inc.) He brings extensive technical skills to the Company and is responsible for the implementation and development of the product side of the business.

     Leslie Landes has been the Chief Operating Officer of the Company since March 11, 1999. Since June 15, 1999 he has also served as Director and President. He also serves as President and Chief Operating Officer of Stockgroup.com Media, Inc. and as Director, President and Chief Operating Officer of Stockgroup.com, Ltd., the Company's wholly-owned operating subsidiaries. Mr. Landes previously directed Landes Enterprises Limited, a privately held interim turnaround management consulting company that advised and counseled clients in several industries including telecommunications and technology on issues ranging from mergers and acquisitions to international marketing campaigns. Prior to founding Landes Enterprises, Mr. Landes spent 13 years as a senior executive with the Jim Pattison Group, Canada's third largest private company with sales in excess of $3 billion and over 13,000 employees. Mr. Landes served as President of the Jim Pattison Sign Group, Outdoor Group, and The Communications Group, which included the Company's manufacturing and leasing business. He ultimately served as President of Jim Pattison Industries Ltd. and Senior VP of the Jim Pattison Group where he successfully initiated and completed the acquisition of strategically important companies in a number of diverse industries. Most notably, under Mr. Landes' presidency, the Sign Group was built into the largest electronic sign company in the world. Leslie Landes is also a director of TIR Systems Ltd. (VSE: TIY).

     David N.Caddey, B.Sc., M.Sc., is, and has been since 1990, Vice President and General Manager of MacDonald Dettwiler and Assoc. ("MDA"), a leading Canadian space and information technology company. MDA is a wholly owned subsidiary of Orbital Science Corp. (NYSE:ORB). Mr. Caddey received a Bachelor of Science degree from the Royal Military College in 1971 and a Master of Science Degree from the Royal Military College in 1976.

     Lee deBoer, is Principal of MediaFutures Mr. deBoer is President of MediaFutures, Inc., a strategic consultancy with clients in New Media and Cable/Broadcast. Mr. deBoer is former CEO of New Century Network, an online company formed by a consortium of the nine leading US newspaper companies, and past Executive Vice President, President of HBO International. While at HBO Mr. deBoer was responsible for overseeing HBO's programming operations units as well as its diversification and expansion efforts.

     John H. Dawe, CFA has been the Vice President Finance, Secretary and Treasurer of the Company since March 11, 1999. He also serves as Vice President of Finance, Secretary and Treasurer of Stockgroup.com Media, Inc. and Stockgroup.com, Ltd., the Company's wholly-owned operating subsidiaries. Mr. Dawe has over 16 years experience in the investment brokerage and financial services community. Prior to joining Stockgroup.com Media, Inc. (formerly Stock Research Group, Inc.), Mr. Dawe was the proprietor of a successful consulting practice that specialized in providing strategic analysis and marketing services to the financial services industry. During his career he has also held senior marketing, treasury and business development positions with Pemberton Securities, Pacific Coast Savings Credit Union, and The Pacific Corporate Trust Company.


Meetings of the Board of Directors and Committees

     During 1998 the Company's  Board of Directors did not have standing  audit,
nominating  or  compensation   committees  or  committees   performing   similar
functions. Currently the Company maintains a standing audit committee.

     During the year ended December 31, 1998, the Company's Board of Directors did not hold any meetings.

Executive Compensation

     The following summary compensation table sets forth individual compensation information for the Chief Executive Officer and each of the Company's executive officers whose aggregate compensation exceeded $100,000 during each of the years ended December 31, 1996, 1997 and 1998 for services rendered to I-Tech Holdings Group, Inc.

                           Summary Compensation Table
                          (I-Tech Holdings Group, Inc.)

                                                                    All Other
Name and Principal Position     Year        Salary       Bonus      Compensation
---------------------------     ----       --------    ---------    ------------
Gerald H. Trumbule              1996       $ 0         $ 0          $ 0
Chief Executive Officer,        1997       $ 0         $ 0          $ 0
President and Director          1998       $ 0         $ 0          $ 0


     The following summary compensation table sets forth individual compensation information for the Chief Executive Officer and each of the Company's executive officers whose aggregate compensation exceeded $100,000 during each of the years ended December 31, 1996, 1997 and 1998 pertaining to services rendered to Stock Research Group, Inc.

                           Summary Compensation Table
                          (Stock Research Group, Inc.)

                                                                                  All Other
Name and Principal Position             Year        Salary          Bonus         Compensation
---------------------------             ----       --------       ---------       ------------
Marcus New                              1996       $ 8,000        $ 0             $ 0
Chief Executive Officer,                1997       $ 66,647       $ 0             $ 0
Chairman and Director                   1998       $ 63,666       $ 0             $ 0

Leslie Landes,                          1996       n/a            n/a             n/a
President & Chief Operating Officer     1997       n/a            n/a             n/a
                                        1998       $ 150,000*     $ 0             $ 0

*annualized

     The following tables present certain additional information concerning stock options granted to or exercised by executive officers during 1998 for services rendered to I-Tech Holdings Group, Inc.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                % of Total
                               Number of Securities            Options/SARs
                        Underlying Options/SARs             Granted to Employees       Exercise or
                        Granted at December 31, 1998           in year ended            Base price    Expiration
                        ----------------------------          December 31, 1998          per share       Date
                                                            --------------------       ------------   ----------
       Name            Exercisable     Unexerciseable
       ----            -----------     --------------
Gerald H. Trumbule      0               0                      0                          0               0



The following tables present certain additional information concerning stock options granted to or exercised by executive officers during 1998 for services rendered to Stock Research Group, Inc.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                               % of Total
                               Number of Securities            Options/SARs
                        Underlying Options/SARs             Granted to Employees        Exercise or
                        Granted at December 31, 1998           in year ended             Base price     Expiration
                        ----------------------------          December 31, 1998          per share      Date

       Name             Exercisable     Unexerciseable
       ----             -----------     --------------
Marcus New              0               325,000              22.55%                     US$2.50         3/11/06

Leslie Landes           0               105,000              7.29%                      US$0.01         8/1/05

                                        640,800              44.46%                     US$0.94         8/1/05


Directors' Compensation

The Company did have any standard arrangements pursuant to which the Directors were compensated for services provided as a director.

Employment  Contracts  and  Termination  of  Employment  and   Change-In-Control
Arrangements.

     The company signed an employment contract with Leslie Landes on August 4, 1998. This contract extends for five years and includes various termination and renewal clauses. The company can terminate the contract without cause upon thirty days written notice and payment of one year's salary.

Section 16(a) Beneficial Ownership Reporting Compliance

     Messrs. Clark Burch and Gerald H. Trumbule who served as directors of the Company failed to file on a timely basis a Form 3 as required by section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") during the most recent fiscal year to reflect the acquisition by each of them of 50,000 shares of the Common Stock.

     However, each of Messrs. Burch and Trumbule filed a Form 4 with the Securities and Exchange Commission on a timely basis to reflect a transactions on March 11, 1999 by which they disposed of their respective shares of Common Stock.

                                   ACCOUNTANTS

PROPOSAL 2.  SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors recommends the ratification by the stockholders of the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 1999. In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the ratification of the appointment of Ernst & Young LLP.

Representatives of Ernst & Young and/or Dale Matheson Carr-Hilton and/or Kish, Leake & Associates, PC are not expected to be present at the Annual Meeting.

          Background on Changes in the Company's Certifying Accountant

     As part of the acquisition of Stock Research Group, Inc., on March 16, 1999, the Board of Directors of the Company approved the retention of the firm of Dale Matheson Carr-Hilton, who had been the previous principal independent accountant for Stock Research Group, Inc., as principal independent accountant to perform the examination of its financial statements as of December 31, 1999, and for the year then ended, effective with the resignation of Kish, Leake & Associates, P.C., the former independent accountant, which occurred on March 16, 1999. Kish, Leake & Associates, P.C. had been principal independent accountant, having performed audit services for the two most recent fiscal years ended December 31, 1998 and 1997, and had expressed unqualified opinions on such financial statements. In connection with those audits and through March 16, 1999, there were no disagreements between the Company and Kish, Leake & Associates, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Kish, Leake & Associates, P.C., would have caused them to make reference in their reports to the subject matter of the disagreements.

     The Company requested Kish, Leake & Associates, P.C. to furnish it with a letter addressed to the Securities and Exchange Commission (SEC) stating whether such firm agrees with the statements made above and, if not, stating the respects in which they do not agree. Such letter is on file with the SEC.

     In the months following the Stock Research Group acquisition, as the result of growth and expansion, the Company determined it required the services of an international accounting firm and replaced its former certifying accountant, Dale Matheson Carr-Hilton, effective July 8, 1999. The accountant's reports on the financial statements of the Company for the past three years were unqualified. The decision to change accountants was part of the Company's overall strategic plan and was approved by the board of directors.

     During the three most recent fiscal years ended December 31, 1998, 1997, 1996 and through to July 8, 1999, there were no disagreements between the Company and Dale Matheson, Carr-Hilton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Dale Matheson, Carr-Hilton would have caused them to make reference to the subject matter of the disagreements. The Company requested Dale Matheson, Carr-Hilton to furnish it with a letter addressed to the SEC stating whether such firm agrees with the statements made above and, if not, stating the respects in which they do not agree. Such letter is on file with the SEC.

                   STOCKHOLDER PROPOSALS AND DIRECTOR NOMINEES
                             FOR 1999 ANNUAL MEETING

     It is contemplated that the Company's 1999 Annual Meeting of Stockholders will be held on or about June 15th. Stockholders of the Company who intend to submit proposals or submit nominees for the election of Directors at the next Annual Meeting of Stockholders must submit such proposals to the Company not earlier than February 1st, 2000 nor later than March 31st, 2000. Stockholder proposals should be submitted to Stockgroup.com Holdings, Inc., 500-750 West Pender Street, Vancouver, British Columbia, Canada V6C 2T7, Attention: John H. Dawe, CFA - Secretary.

                                  ANNUAL REPORT

     The Company's Annual Report for the year ended December 31, 1998, including financial statements, is being mailed together with this Proxy Statement to the Company's stockholders of record at the close of business on September 10, 1999. THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS SOLICITED BY THIS PROXY STATEMENT A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1998, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. A WRITTEN REQUEST FOR A COPY OF SUCH ANNUAL REPORT ON FORM 10-KSB SHOULD BE DIRECTED TO STOCKGROUP.COM HOLDINGS, INC., 500-750 WEST PENDER STREET, VANCOUVER, BRITISH COLUMBIA, CANADA V6C 2T7, ATTENTION: JOHN H. DAWE, CFA - SECRETARY

                                 OTHER BUSINESS

     The Board of Directors does not know of any other business to be presented to the meeting and does not intend to bring any other matters before the meeting. However, if any other matters properly come before the meeting or any adjournments thereof, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company.

                                           By Order of the Board of Directors


                                           John H. Dawe, CFA
                                           Secretary
September 10, 1999

     STOCKHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

Definitive Proxy Materials


STOCKGROUP.COM HOLDINGS, INC.
500-750 West Pender Street
Vancouver, B.C. V6C 2T7 Canada


                                      PROXY

                       Solicited by the Board of Directors
                    for the Annual Meeting of Stockholders on
                                 October 7, 1999

     The undersigned hereby appoints Marcus New, with full power of substitution, as proxy and hereby authorizes him to represent and to vote, as designated below, all shares of Common Stock of Stockgroup.com Holdings, Inc. held of record by the undersigned at the close of business on September 10, 1999 at the Annual Meeting of Stockholders to be held on October 7, 1999 and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 and 3.

     The Board of Directors recommends a vote FOR each of the proposals below.

1.   ELECTION OF DIRECTORS

     / / FOR all nominees listed (except  / / WITHHOLD AUTHORITY to
         as marked to the contrary below)     vote for all nominees listed below

Marcus New, Craig Faulkner, Leslie Landes, Lee deBoer, David Caddey,

(INSTRUCTION: To withhold authority to vote for my individual nominee, strike a line through the nominee's name in the list above.)

2. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS.

               / / FOR              / / AGAINST            / / ABSTAIN

                                      PROXY

                       Solicited by the Board of Directors
                    for the Annual Meeting of Stockholders on
                                 October 7, 1999


3. IN THEIR DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

               / / FOR              / / AGAINST            / / ABSTAIN

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A COMPANY, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.



PLEASE RETURN IN THE ENCLOSED ENVELOPE.


_______________________________________
Signature



_______________________________________
Signature if held jointly

                          STOCKGROUP.COM HOLDINGS, INC.

                     (Formerly I-Tech Holdings Group, Inc.)











                                  ANNUAL REPORT

                                 For Year Ended
                                December 31, 1998

                               Chairman's Message


Dear Shareholders,

     We are pleased to provide the Annual Report for Stockgroup.com Holdings, Inc. for 1998. The results reported herein represent the consolidated performance of Stockgroup.com Holdings, Inc. (formerly I-Tech Holdings Group, Inc.) and Stock Research Group, Inc. which was acquired by the Company on March 11, 1999.

     I would like to take this opportunity to thank our management and staff for all their efforts during 1998. We place a high premium on developing and maintaining an effective team of dedicated professionals and are pleased to report that our efforts in this area have been successful. I would also like to thank you for your continued support of Stockgroup.com Holdings, Inc. The Management and staff of Stockgroup.com are committed to creating world class products and services that empower the investment community to make better informed investment decisions. We appreciate your shared belief in this mission and we are committed to creating shareholder value.

     We invite you to visit our web site at www.stockgroup.com for regular updates on your Company.


Sincerely,

Marcus A. New
Chairman and Chief Executive Officer

                                                       INDEX

Business of Stockgroup.com Holdings, Inc                                       4

Changes in the Company's Certifying Accountant                                 5

Directors and Executive Officers                                               6

Qualitative and Quantitative Disclosure about Market Risk                      7

Market For Common Stock                                                       26

Dividends                                                                     27

Management Discussion and Analysis                                            28

Financial Statements
1.       I-Tech Holdings Group, Inc. Financial Statements:
         >    Auditors' Report                                                30
         >    Balance Sheet December 31, 1998, 1997                           31
         >    Statement of Operations December 31, 1998, 1997, 1996           32
         >    Statement of Cash Flows December 31, 1998, 1997, 1996           33
         >    Statement of Shareholders' Equity December 1998 - 1994          34
         >    Notes to Financial Statements                                   36

2.       Pro-Forma Consolidated Financial Statements combining Stock
         Research Group, Inc. and I-Tech Holdings Group, Inc.:
         >    Accountants' Compilation Report                                 39
         >    Pro-Forma Consolidated Balance Sheet
              December 31, 1998, 1997                                         40
         >    Pro-Forma Consolidated Statement of Income and Retained
              Earnings (Deficit) December 31, 1998, 1997                      42
         >    Pro-Forma Consolidated Statement of
              Changes in Financial Position December 31, 1998, 1997           43
         >    Notes to Financial Statements                                   44
         >    Special Addendum - Informational translation
              of Pro-Forma Consolidated Financial Statements
              to U.S.Dollars                                                  52

Business of Stockgroup.Com Holdings, Inc.

     On May 6, 1999, the Company changed its name from I-Tech Holdings Group, Inc. to Stockgroup.com Holdings, Inc. (the "Company"). I-Tech Holdings Group, Inc. was incorporated on December 6, 1994 (inception) and operated as a development stage company from that date through March 11, 1999. On March 11, 1999, the Company, through its wholly owned British Columbia, Canada subsidiary, purchased all of the issued and outstanding common shares of Stock Research Group, Inc.

     Stock Research Group, Inc. ("Stockgroup.com") was incorporated on May 4, 1995 and commenced operations on that date. Stockgroup.com is headquartered in Vancouver and has offices in Calgary, Toronto and San Francisco. Stockgroup.com is an investment information online Community with viewers in the United States, Canada and abroad. Stockgroup.com focuses on business and financial news and information for investors interested in micro and small capitalization companies. Stockgroup.com's main website, www.stockgroup.com, acts as a portal for investors researching, analyzing, and discussing micro and small cap stocks and markets. This Community provides newsworthy micro and small cap information to hundreds of thousands of investor viewers as well as disseminating information about Stockgroup.com's corporate clients. This information includes detailed profiles of companies, industry news, stock quotes, charts, daily market reports, news releases and other investment tools. Stockgroup.com's Community is multi-tier and includes both general interest and industry-specific areas including technology, biotech, mining, oil & gas, etc. The Company believes that it has become a primary provider of timely, accurate investment information to micro and small cap investors.

     Historically,   Stockgroup.com  has  had  three  sources  of  revenue:  (i)
advertising;  (ii) financial products for public companies'  Internet sites; and
(iii) marketing services.

     In addition to web site creation and monthly maintenance for its corporate clients, the Company offers other web services including private label quotes and charts which allow viewers to see stock information without leaving the public company's investment site. To assist small cap companies to gain greater exposure, the Company markets the following services: placement of clients' sites on the Company's proprietary financial Community, and access to the Company's proprietary E-mail listing of over 26,230 persons. In addition, the Company provides advertising management and design services.

     As of September, 1999 the Company currently employs 66 employees, of which 53 are full time employees.

     The Company's business is characterized by rapid technological change, new product development and evolving industry standards. Inherent in the Company's business are various risks and uncertainties, including its limited operating history, a new and unproven business model and the limited history of commerce on the Internet. The Company's success may depend in part upon the emergence of the Internet as a communications medium, prospective product development efforts and the acceptance of the Company's products and services by the marketplace. As part of its strategic development plans, the Company invests significant resources in research and development of new products and services.


                 Changes in the Company's Certifying Accountant

     As part of the acquisition of Stock Research Group, Inc., on March 16, 1999, the Board of Directors of the Company approved the retention of the firm of Dale Matheson Carr-Hilton, who had been the previous independent accountant for Stock Research Group, Inc., as principal independent accountant to perform the examination of its financial statements as of December 31, 1999, and for the year then ended, effective with the resignation of Kish, Leake & Associates, P.C., the former independent accountant, which occurred on March 16, 1999. Kish, Leake & Associates, P.C. had been principal independent accountant, having performed audit services for the two most recent fiscal years ended December 31, 1998 and 1997, and had expressed unqualified opinions on such financial statements. In connection with those audits and through March 16, 1999, there were no disagreements between the Company and Kish, Leake & Associates, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Kish, Leake & Associates, P.C., would have caused them to make reference in their reports to the subject matter of the disagreements.

     The Company requested Kish, Leake & Associates, P.C. to furnish it with a letter addressed to the Securities and Exchange Commission (SEC) stating whether such firm agrees with the statements made above and, if not, stating the respects in which they do not agree. Such letter is on file with the SEC.

     In the months following the Stock Research Group acquisition, as the result of growth and expansion, the Company determined it required the services of an international accounting firm and replaced its former certifying accountant, Dale Matheson Carr-Hilton, effective July 8, 1999. The accountant's reports on the financial statements of the Company for the past three years were unqualified. The decision to change accountants was part of the Company's overall strategic plan and was approved by the Board of Directors.

     During the three most recent fiscal years ended December 31, 1998, 1997, 1996 and through to July 8, 1999, there were no disagreements between the Company and Dale Matheson, Carr-Hilton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Dale Matheson, Carr-Hilton would have caused them to make reference to the subject matter of the disagreements. The Company requested Dale Matheson, Carr-Hilton to furnish it with a letter addressed to the SEC stating whether such firm agrees with the statements made above and, if not, stating the respects in which they do not agree. Such letter is on file with the SEC.


                        Directors and Executive Officers

     (1) The following individuals are the current directors of the Company:

     Marcus A. New is a director as well as the Chairman of the Board, and Chief Executive Officer of the Company.

     Leslie A. Landes serves as director, President and Chief Operating Officer.

     Craig D. Faulkner serves as director and Chief Technology Officer of the Company.

     David N. Caddey, B.Sc., M.Sc., currently serves as a director of the Company. Mr. Caddey is, and has been since 1990, Vice President and General Manager of MacDonald Dettwiler and Assoc. ("MDA"), a leading Canadian space and information technology company. MDA is a wholly owned subsidiary of Orbital Science Corp. (NSYE:ORB). Mr. Caddey received a Bachelor of Science degree from the Royal Military College in 1971 and a Master of Science Degree from the Royal Military College in 1976.

     Gerald H. Trumbule currently serves as a director of the Company. Since 1979, Mr. Trumbule has been, and currently is, the President of the Education Centers of Colorado, a private company which supplies corporate computer training and support.

     (2) The following individuals are the executive officers of the Company:

         Marcus A. New           Chairman of the Board and CEO
         Leslie A. Landes        President and Chief Operating Officer
         Craig D. Faulkner       Chief Technology Officer
         John H. Dawe, CFA       Vice President Finance, Secretary and Treasurer

            Qualitative and Quantitative Disclosure about Market Risk

     The following outlines some of the risk factors related to the Company and its operations.

Limited Operating History

     The Company was founded in May 1995. Accordingly, the Company has a limited operating history upon which an evaluation of the Company, its current business and its prospects can be based, each of which must be considered in light of the risks, expenses and problems frequently encountered by all companies in the early stages of development, and particularly by such companies entering new and rapidly developing markets like the Internet. Such risks include, without limitation, the lack of broad acceptance of the Community model on the Internet, the possibility that the Internet will fail to achieve broad acceptance as an advertising and commercial medium, the inability of the Company to attract or retain viewers, the inability of the Company to generate significant advertising revenues or subscription service revenues from its corporate clients, a new and relatively unproven business model, the Company's ability to anticipate and adapt to a developing market, the failure of the Company's network infrastructure (including its servers, hardware and software) to efficiently handle its Internet traffic, changes in laws that adversely affect the Company's business, the ability of the Company to manage effectively its rapidly expanding operations, including the amount and timing of capital expenditures and other costs relating to the expansion of the Company's operations, the introduction and development of different or more extensive Communities by direct and indirect competitors of the Company, including those with greater financial, technical and marketing resources, the inability of the Company to maintain and increase levels of traffic on its Web site, the inability of the Company to attract, retain and motivate qualified personnel and general economic conditions. To address these risks, the Company must, among other things, attract and retain viewers, maintain its customer base and attract a significant number of new advertising customers, respond to competitive developments, develop and extend its brand, continue to attract, retain and motivate qualified personnel, and continue to develop and upgrade its technologies and commercialize its services incorporating such technologies. There can be no assurance that the Company will be successful in addressing such risks, and any failure to do so could have a material adverse effect on the Company's business, results of operations and financial condition.

Fluctuating Rates of Revenue Growth

     There can be no assurance that the Company's revenue growth in recent periods will continue or increase. The Company's limited operating history makes the prediction of future results difficult or impossible and, therefore, the Company's recent revenue growth should not be taken as an indication of any growth that can be expected in the future. Furthermore, its limited operating history leads the Company to believe that period-to-period comparisons of its operating results are not meaningful and that the results for any period should not be relied upon as an indication of future performance. To the extent that revenues do not grow at anticipated rates, the Company's business, results of operations and financial condition would be materially and adversely affected.

Anticipated Losses for the Foreseeable Future

     The Company has not achieved profitability in the current period and the Company anticipates that it will continue to incur net losses for the foreseeable future. The extent of these losses will depend, in part, on the amount of growth in the Company's revenues from advertising sales, client product and marketing services and sales revenues and subscription fees from new services. As of December 31, 1998, the Company had an accumulated deficit of CDN$35 thousand. The Company expects that its operating expenses will increase significantly during the next several years, especially in the areas of product development and general and administrative expenses. Thus, the Company will need to generate increased revenues to achieve profitability. To the extent that increases in its operating expenses precede or are not subsequently followed by commensurate increases in revenues, or that the Company is unable to adjust operating expense levels accordingly, the Company's business, results of operations and financial condition would be materially and adversely affected. There can be no assurance that the Company will ever achieve or sustain profitability or that the Company's operating losses will not increase in the future.

Dependence on Continued Growth in Use and Commercial Viability of the Internet

     The Company's future success is substantially dependent upon continued growth in the use of the Internet. To support advertising sales, and product and marketing services sales revenues on Stockgroup.com, the Internet's recent and rapid growth must continue, and use of the Internet must become widespread. None of these can be assured. The Internet may prove not to be a viable information communications medium and information marketplace. Additionally, due to the ability of consumers to easily compare prices of similar products or services on competing Web sites, gross margins for the services marketed by the Company may narrow in the future and, accordingly, the Company's revenues may be materially negatively impacted. If use of the Internet does not continue to grow, the Company's business, results of operations and financial condition would be materially and adversely affected.

     Additionally, to the extent that the Internet continues to experience significant growth in the number of users and the level of use, there can be no assurance that its technical infrastructure will continue to be able to support the demands placed upon it. The necessary technical infrastructure for significant increases in electronic news dissemination and e-commerce related to it, such as a reliable network backbone, may not be timely and adequately developed. In addition, performance improvements, such as high-speed modems, may not be introduced in a timely fashion. Furthermore, security and authentication concerns with respect to transmission over the Internet of confidential information, such as credit card numbers, may remain. Issues like these could lead to resistance against the acceptance of the Internet as a viable commercial marketplace. Also, the Internet could lose its viability due to delays in the development or adoption of new standards and protocols required to handle increased levels of activity, or due to increased governmental regulation. Changes in or insufficient availability of telecommunications services could result in slower response times and adversely affect usage of the Internet. To the extent the Internet's technical infrastructure does not effectively support the growth that may occur, the Company's business, results of operations and financial condition would be materially and adversely affected.

Unproven Business Model; Developing Market; Unproven Acceptance of the Company's Products

     The Company's business model is new and relatively unproven. The model depends upon the Company's ability to generate multiple revenue streams by leveraging its Community platform. To be successful, the Company must, among other things, develop and market products and services that achieve broad market acceptance by its users, advertisers and client subscriber companies. There can be no assurance that any Internet Community, including Stockgroup.com, will achieve broad market acceptance. Accordingly, no assurance can be given that the Company's business model will be successful or that it can sustain revenue growth or be profitable.

     The market for the Company's products and services is new, rapidly developing and characterized by an increasing number of market entrants. As is typical of any new and rapidly evolving market, demand and market acceptance for recently introduced products and services are subject to a high level of uncertainty and risk. Moreover, because this market is new and rapidly evolving, it is difficult to predict its future growth rate, if any, and its ultimate size. If the market fails to develop, develops more slowly than expected or becomes saturated with competitors, or if the Company's products and services do not achieve or sustain market acceptance, the Company's business, results of operations and financial condition would be materially and adversely affected.

Brand  Identity  Is  Critical  to  the  Company;  Risks  Associated  with  Brand
Development

     The Company believes that establishing and maintaining brand identity is a critical aspect of efforts to attract and expand its viewer base, Internet traffic and advertising and commerce relationships. Furthermore, the Company believes that the importance of brand recognition will increase as low barriers to entry encourage the proliferation of Internet sites. In order to attract and retain viewers, advertisers and subscriber clients, and in response to competitive pressures, the Company intends to increase its financial commitment to the creation and maintenance of brand loyalty among these groups. The Company plans to accomplish this, although not exclusively, through advertising campaigns in several forms of media, including television, print, online media, and other marketing and promotional efforts. If the Company does not generate a corresponding increase in revenue as a result of its branding efforts or otherwise fails to promote its brand successfully, or if the Company incurs excessive expenses in an attempt to promote and maintain its brand, the Company's business, results of operations and financial condition would be materially and adversely affected.

     Promotion and enhancement of the Stockgroup.com brand will also depend, in part, on the Company's success in providing a high-quality "Community experience." Such success cannot be assured. If viewers, users, advertisers and commerce vendors do not perceive Stockgroup.com's Community experience to be of high quality, or if the Company introduces new services or enters into new business ventures that are not favorably received by such parties, the value of the Company's brand could be diluted. Such brand dilution could decrease the attractiveness of Stockgroup.com to such parties, and could materially and adversely affect the Company's business, results of operations and financial condition.

Significant Reliance on Advertising Revenues; Short-term Nature of Advertising Contracts; Company Guarantee of Minimum Impression Levels

     The Company derives a significant portion of its revenues from the sale of advertisements on its site, and expects to continue to do so for the foreseeable future. The Company's business model therefore is highly dependent on the amount of "traffic" on Stockgroup.com, which has a direct effect on the Company's advertising revenues. The Company is in the early stages of implementing its international branch network and its advertising sales programs, which, if not successful, could materially and adversely affect the Company's business, results of operations and financial condition.

     To date, substantially all of the Company's advertising contracts have been for terms averaging one to three months in length, with relatively few longer-term advertising contracts. Many of the Company's advertising customers have limited experience with Internet advertising, have not devoted a significant portion of their advertising expenditures to Internet advertising and may not believe Internet advertising to be effective relative to traditional advertising media. There can be no assurance that the Company's current advertisers will continue to purchase advertisements on Stockgroup.com.

     The Company's contracts with advertisers typically guarantee the advertiser or sponsor either a minimum view run time during which the ad will be seen by users of

Stockgroup.com; or, a minimum number of "impressions," or "click-throughs," or times that a sponsorship or advertisement is seen by users of Stockgroup.com. To the extent that minimum view run times, or impression or click-through levels are not achieved for any reason, the Company may be required to "make good" or provide additional impressions after the contract term, which may adversely affect the availability of advertising inventory and which could have a material adverse effect on the Company's business, results of operations and financial condition.

     Additionally, the process of managing advertising within a large, high-traffic Web site such as the Company's is an increasingly important and complex task. If the Company does not manage this task in an efficient and appropriate manner, its financial performance may be impaired. Also to the extent that the Company encounters system failures or material difficulties in the operation of its systems, the Company could be unable to deliver banner advertisements and sponsorships through its site. Any extended failure of, or material difficulties encountered in connection with, the Company's advertising management system may expose the Company to "make good" obligations with its advertisers, which, by displacing salable advertising inventory, among other consequences, would reduce revenues and could have a material adverse effect on the Company's business, results of operations and financial condition.

     The Company's ability to generate significant advertising revenues will depend, in part, on its ability to create new advertising programs without diluting the perceived value of its existing programs. The Company's ability to generate advertising revenues will depend also, in part, on advertisers' acceptance of the Internet as an attractive and sustainable medium, the development of a large base of users of the Company's products and services, the effective development of Web site content that provides user demographic characteristics that will be attractive to advertisers, and government regulation. The adoption of Internet-based advertising, particularly by those advertisers that have historically relied upon traditional advertising media, requires the acceptance of a new way of conducting business and exchanging information. There can be no assurance that the market for Internet advertising will continue to emerge or become sustainable. If the market develops more slowly than expected, the Company's business, results of operations and financial condition could be materially and adversely affected.

     The Internet as an advertising medium has not been available for a sufficient period of time to gauge its effectiveness as compared with traditional advertising media. No standards have been widely accepted for the measurement of the effectiveness of Internet-based advertising, and there can be no assurance that any such standards will become widely accepted in the future. Additionally, no standards have been widely accepted to measure the number of unique users or page views related to a particular site. Internet advertising rates are based in part on third-party estimates of users of an Internet site. Such estimates are often based on sampling techniques or other imprecise measures, and may materially differ from Company estimates. There can be no assurance that advertisers will accept the Company's or other parties' measurements of impressions.

The rejection by advertisers of such measurements could have a material adverse effect on the Company's business, results of operations and financial condition.

     The sale of Internet advertising is subject to intense competition that has resulted in a wide variety of pricing models, rate quotes and advertising services. This has made it difficult to project future levels of advertising revenues and rates. It is also difficult to predict which pricing models, if any, will achieve broad acceptance among advertisers. As described above, to date, the Company has based its advertising rates on providing advertisers with a guaranteed number of impressions, and any failure of the Company's advertising model to achieve broad market acceptance, would have a material adverse effect in the Company's business, results of operations and financial condition.

     "Filter" software programs that limit or remove advertising from an Internet user's desktop are available to consumers. Widespread adoption or increased use of such software by users or the adoption of such software by certain Internet access providers could have a material adverse effect upon the viability of advertising on the Internet and on the Company's business, results of operations and financial condition.

Potential Fluctuations in Operating Results; Quarterly Fluctuations

     The Company's operating results may fluctuate significantly in the future as a result of a variety of factors, many of which are outside the Company's control. See "--Limited Operating History" and "--Fluctuating Rates of Revenue Growth." As a strategic response to changes in the competitive environment, the Company may from time to time make certain pricing, service or marketing decisions or acquisitions that could have a material short-term or long-term adverse effect on the Company's business, results of operations and financial condition. See "--Brand Identity Is Critical to the Company; Risks Associated with Brand Development."

     The Company derives a significant portion of its revenues from the sale of advertising under short-term contracts, averaging one to three months in length. As a result, the Company's quarterly revenues and operating results are, to a significant extent, dependent on advertising revenues from contracts entered into within the quarter, and on the Company's ability to adjust spending in a timely manner to compensate for any unexpected revenue shortfall. See "--Significant Reliance on Advertising Revenues; Short-term Nature of Advertising Contracts; Company Guarantee of Minimum Impression Levels."

     The foregoing factors, in some future quarters, may lead the Company's operating results to fall below the expectations of securities analysts and investors. In such event, the trading price of the Common Stock would likely be materially and adversely affected.

Control by Management Group

     In the aggregate, ownership of the Company's Shares by Management represent approximately 46% of the Company's issued and outstanding shares of common stock. Hence, the Management Group has effective control of the corporation.

Dependence on Key Personnel

     The Company's performance is substantially dependent on the performance of its senior management and key technical personnel. In particular, the Company's success depends on the continued efforts of its senior management team, especially its Chief Executive Officer Marcus New and its President Leslie Landes. The loss of the services of any of its executive officers or other key employees could have a material adverse effect on the business, results of operations and financial condition of the Company. Although several senior management personnel have substantial share and/or stock options interests in the Company, at present, the Company does not have agreements in place, which bind its senior management to the Company.

     The Company's future success also depends on its continuing ability to retain and attract highly qualified technical, editorial and managerial personnel. The Company anticipates that the number of its employees will increase significantly in the next 12 months. Wages for managerial and technical employees are increasing and are expected to continue to increase in the foreseeable future due to the competitive nature of this job market. There can be no assurance that the Company will be able to retain its key managerial and technical personnel or that it will be able to attract and retain additional highly qualified technical and managerial personnel in the future. The Company has experienced difficulty from time to time in attracting the personnel necessary to support the growth of its business, and there can be no assurance that the Company will not experience similar difficulty in the future. The inability to attract and retain the technical and managerial personnel necessary to support the growth of the Company's business, due to, among other things, a large increase in the wages demanded by such personnel, could have a material adverse effect upon the Company's business, results of operations and financial condition.

Management of Growth; Inexperienced Management

     The Company's recent growth has placed, and is expected to continue to place, a significant strain on its managerial, operational and financial resources. To manage its potential growth, the Company must continue to implement and improve its operational and financial systems, and must expand, train and manage its employee base. The Company's President and Vice President Finance joined the Company during August and November 1998, respectively. In addition, the Company has yet to fill several key senior management posts. Furthermore, the members of the Company's current senior management (other than the President) have not had any previous experience managing a public company or a large operating company. There can be no assurance that the

Company will be able to effectively manage the expansion of its operations, that the Company's systems, procedures or controls will be adequate to support the Company's operations or that Company management will be able to achieve the rapid execution necessary to fully exploit the market opportunity for the Company's products and services. Any inability to manage growth effectively could have a material adverse effect on the Company's business, results of operations and financial condition.

Need to Enhance and Develop Stockgroup.com to Remain Competitive

     To remain competitive, the Company must continue to enhance and improve the responsiveness, functionality and features of Stockgroup.com and develop other products and services. Enhancements of or improvements to the Web site may contain undetected programming errors that require significant design modifications, resulting in a loss of customer confidence and user support and a decrease in the value of the Company's brand name recognition.

     The Company plans to develop and introduce new features and functions, such as increased capabilities for user personalization and interactivity. This will require the development or licensing of increasingly complex technologies. There can be no assurance that the Company will be successful in developing or introducing such features and functions or that such features and functions will achieve market acceptance or enhance the Company's brand name recognition. Any failure of the Company to effectively develop and introduce new features and functions, or the failure of such new features and functions to achieve market acceptance, could have a material adverse effect on the Company's business, results of operations and financial condition.

     The Company also plans to develop and introduce new products and services. There can be no assurance that the Company will be successful in developing or introducing such products and services or that such products and services will achieve market acceptance or enhance the Company's brand name recognition. Any failure of the Company to effectively develop and introduce these products and services, or the failure of such products and services to achieve market acceptance, could have a material adverse effect on the Company's business, results of operations and financial condition.

Internet Industry Is Characterized by Rapid Technological Change

     The market for Internet products and services is characterized by rapid technological developments, evolving industry standards and customer demands, and frequents new product introductions and enhancements. These market characteristics are exacerbated by the emerging nature of the market and the fact that many companies are expected to introduce new Internet products and services in the near future. The Company's future success will depend in significant part on its ability to continually improve the performance, features and reliability of the site in response to both evolving demands of the marketplace and competitive product and service offerings, and there can be no assurance that the Company will be successful in doing so. In addition, the widespread adoption of developing multimedia enabling technologies could require fundamental and costly changes in the Company's technology and could fundamentally affect the nature, viability and measurability of Internet-based advertising, which could adversely affect the Company's business, results of operations and financial condition.

Risk of Capacity Constraints and Systems Failures

     A key element of the Company's strategy is to generate a high volume of user traffic. The Company's ability to attract advertisers and to achieve market acceptance of its products and services, and its reputation, depend significantly upon the performance of the Company and its network infrastructure (including its servers, hardware and software). Any system failure that causes interruption or slower response time of the Company's products and services could result in less traffic to the Company's Web site and, if sustained or repeated, could reduce the attractiveness of the Company's products and services to advertisers and licensees. An increase in the volume of user traffic could strain the capacity of the Company's technical infrastructure, which could lead to slower response time or system failures, and could adversely affect the delivery of the number of impressions that are owed to advertisers and thus the Company's advertising revenues. In addition, as the number of users of Stockgroup.com increase, there can be no assurance that the Company and its technical infrastructure will be able to grow accordingly, and the Company faces risks related to its ability to scale up to its expected viewer levels while maintaining superior performance. Any failure of the Company's server and networking systems to handle current or higher volumes of traffic would have a material adverse effect on the Company's business, results of operations and financial condition.

     The Company is also dependent upon third parties to provide potential users with Web browsers and Internet and online services necessary for access to the site. In the past, users have occasionally experienced difficulties with Internet and online services due to system failures, including failures unrelated to the Company's systems. Any disruption in Internet access provided by third parties could have a material adverse effect on the Company's business, results of operations and financial condition. Furthermore, the Company is dependent on hardware and software suppliers for prompt delivery, installation and service of equipment used to deliver the Company's products and services.

     The Company's operations are dependent in part upon its ability to protect its operating systems against damage from human error, fire, floods, power loss, telecommunications failures, break-ins and similar events. The Company does not presently have redundant, multiple-site capacity in the event of any such occurrence. The Company's servers are also vulnerable to computer viruses, break-ins and similar disruptions from unauthorized tampering with the Company's computer systems. The occurrence of any of these events could result in the interruption, delay or cessation of service, which could have a material adverse effect on the Company's business, results of operations and financial condition. In addition, the Company's reputation and the Stockgroup.com brand could be materially and adversely affected.

Security Risks

     Experienced programmers ("hackers") have attempted on occasion to penetrate the Company's network security. The Company expects that these attempts, some of which have succeeded, will continue to occur from time to time. Because a hacker who is able to penetrate the Company's network security could misappropriate proprietary information or cause interruptions in the Company's products and services or do other damage, the Company may be required to expend significant capital and resources to protect against or to alleviate problems caused by such parties. Additionally, the Company may not have a timely remedy against a hacker who is able to penetrate its network security. Such purposeful security breaches could have a material adverse effect on the Company's business, results of operations and financial condition. In addition to purposeful security breaches, the inadvertent transmission of computer viruses could expose the Company to a material risk of loss or litigation and possible liability.

     In offering certain payment services for some products and services, the Company could become increasingly reliant on encryption and authentication technology licensed from third parties to provide the security and authentication necessary to effect secure transmission of confidential information, such as customer credit card numbers. Advances in computer capabilities, discoveries in the field of cryptography and other discoveries, events, or developments could lead to a compromise or breach of the algorithms that the Company's licensed encryption and authentication technology used to protect such confidential information. If such a compromise or breach of the Company's licensed encryption authentication technology occurs, it could have a material adverse effect on the Company's business, results of operations and financial condition. The Company may be required to expend significant capital and resources and engage the services of third parties to protect against the threat of such security, encryption and authentication technology breaches or to alleviate problems caused by such breaches. Concerns over the security of Internet transactions and the privacy of users may also inhibit the growth of the Internet generally, particularly as a means of conducting commercial transactions.

Intense Competition

     The market for viewers, corporate subscribers and Internet advertising is new and rapidly evolving, and competition for viewers and advertisers, as well as competition in the information dissemination market, is intense and is expected to increase significantly. Barriers to entry are relatively insubstantial and the Company may face competitive pressures from many additional companies both in the United States, Canada and abroad.

     The Company believes that the principal competitive factors for companies seeking to create Communities on the Internet are critical mass, functionality of the Web site, brand recognition, viewer affinity and loyalty, broad demographic focus and open access for visitors. In the future, Internet communities may be developed or acquired by companies currently operating other Communities or by Web directories, search engines, shareware archives and content sites, and by commercial online service providers ("OSPs"), Internet Service Providers ("ISPs") and other entities, certain of which may have more resources than the Company. The Company competes for users and advertisers with other content providers and with thousands of Web sites operated by individuals, the government and educational institutions. In addition, the Company could face competition in the future from traditional media companies, such as newspaper, magazine, television and radio companies, a number of which, including The Walt Disney Company ("Disney"), CBS Corporation ("CBS") and The National Broadcasting Company ("NBC"), have recently made significant acquisitions of or investments in Internet companies.

     The Company believes that the principal competitive factors in attracting advertisers include the amount of traffic on its Web site, brand recognition, customer service, the demographics of the Company's members and users, the Company's ability to offer targeted audiences and the overall cost effectiveness of the advertising medium offered by the Company. The Company believes that the number of Internet companies relying on Internet-based advertising revenue, as well as the number of advertisers on the Internet and the number of users, will increase substantially in the future. Accordingly, the Company will likely face increased competition, resulting in increased pricing pressures on its advertising rates, which could have a material adverse effect on the Company.

     Many of the Company's existing and potential competitors, including companies operating Web directories and search engines, and traditional media companies, have longer operating histories in the Internet Market, greater name recognition, larger customer bases and significantly greater financial, technical and marketing resources than the Company. Such competitors may be able to undertake more extensive marketing campaigns for their brands and services, adopt more aggressive advertising pricing policies and make more attractive offers to potential employees, distribution partners, e-commerce companies, advertisers and third-party content providers. Furthermore, the Company's existing and potential competitors may develop Communities that are equal or superior in quality to, or that achieve greater market acceptance than, Stockgroup.com. There can be no assurance that the Company will be able to compete successfully against its current or future competitors or that competition will not have a material adverse effect on the Company's business, results of operations and financial condition.

     Additionally, the Internet information market is new and rapidly evolving, and competition among information providers is expected to increase significantly. There can be no assurance that Web sites maintained by the Company's existing and potential competitors will not be perceived by advertisers as being more desirable for placement of advertisements than Stockgroup.com. In addition, many of the Company's current advertising customers and some of its corporate clients have established relationships with certain of the Company's existing or potential competitors. There can be no assurance that the Company will be able to retain or grow its viewer base, traffic levels and advertising customer base at historical levels, or that competitors will not experience better retention or greater growth in these areas than the Company. Accordingly, there can be no assurance that any of the Company's advertising customers or corporate client companies will not sever or will elect not to renew their agreements with the Company, the result of which could have a material adverse effect on the Company's business, results of operations and financial condition.

Dependence on Third-Party Relationships

     The Company is and will continue to be significantly dependent on a number of third-party relationships to increase traffic on Stockgroup.com and thereby generate advertising revenues, maintain the current level of service and variety of content for its viewers, and meet future milestones. The Company is also dependent on other Web site operators that provide links to Stockgroup.com.

     Most of the Company's arrangements with third-party Internet sites and other third-party service providers do not require future minimum commitments to use the Company's services or to provide access or links to the Company's services or products, are not exclusive and are short-term or may be terminated at the convenience of the other party. Moreover, the Company does not have agreements with the majority of other Web site operators that provide links to Stockgroup.com, and such Web site operators may terminate such links at any time without notice to the Company. There can be no assurance that third parties regard their relationship with the Company as important to their own respective businesses and operations, that they will not reassess their commitment to the Company at any time in the future or that they will not develop their own competitive services or products.

     There can be no assurance that the Company will be able to maintain relationships with third parties that supply the Company with software or products that are crucial to the Company's success, or that such software or products will be able to sustain any third-party claims or rights against their use. Furthermore, there can be no assurance that the software, services or products of those companies that provide access or links to the Company's services or products will achieve market acceptance or commercial success. Failure of one of these third parties could have a material adverse effect on the Company's business, results of operations and financial condition. In particular, the elimination of a pre-installed bookmark on a Web browser that directs traffic to the Company's Web site could significantly reduce traffic on the Company's Web site, which would have a material adverse effect on the Company's business, results of operations and financial condition.

Additional Financing Requirements; Ability to Incur Debt; Expected Negative Operating Cash Flow for the Foreseeable Future

     The Company currently anticipates that its financing arrangements, together with available funds and cash flows generated from its corporate clients and advertising revenues, will be sufficient to meet its anticipated needs for working capital, capital expenditures and business expansion for the next 12 months. The Company expects that it will continue to experience negative operating cash flow for the foreseeable future as a result of significant spending on advertising and infrastructure. Accordingly, the Company may need to raise additional funds in a timely manner in order to fund its anticipated expansion and new enhanced services or products, respond to competitive pressures or acquire complementary products, businesses or technologies. If additional funds are raised through the issuance of equity or convertible debt securities, the percentage ownership of the stockholders of the Company will be reduced, stockholders may experience additional dilution and such securities may have rights, preferences or privileges senior to those of the holders of the Common Stock. The Company does not currently have any contractual restrictions on its ability to incur debt and, accordingly, the Company could incur significant amounts of indebtedness to finance its operations. Any such indebtedness could contain covenants, which would restrict the Company's operations. There can be no assurance that additional financing will be available on terms favorable to the Company, or at all. If adequate funds are not available or are not available on acceptable terms, the Company may not be able to fund its expansion, take advantage of acquisition opportunities, develop or enhance services or products or respond to competitive pressures.

Risks Associated with Potential Acquisitions

     As part of its business strategy, the Company expects to review acquisition prospects that would complement its existing business, augment the distribution of its Community or enhance its technological capabilities. Future acquisitions by the Company could result in potentially dilutive issuance's of equity securities, large and immediate write-offs, the incurrence of debt and contingent liabilities or amortization expenses related to goodwill and other intangible assets, any of which could materially and adversely affect the Company's business, results of operations and financial condition.

     Furthermore, acquisitions entail numerous risks and uncertainties, including difficulties in the assimilation of operations, personnel, technologies, products and information systems of the acquired companies, the diversion of management's attention from other business concerns, the risks of entering geographic and business markets in which the Company has no or limited prior experience and the potential loss of key employees of acquired organizations.

     The Company has not made any acquisitions in the past. No assurance can be given as to the ability of the Company to successfully integrate any businesses, products, technologies or personnel that might be acquired in the future, and the failure of the Company to do so could have a material adverse effect on the Company's business, results of operations and financial condition.

Reliance on Intellectual Property and Proprietary Rights

     The Company regards substantial elements of its Web site and underlying technology as proprietary and attempts to protect them by relying on intellectual property laws, including trademark, service mark, copyright and trade secret laws and restrictions on disclosure and transferring title and other methods. The Company also generally enters into confidentiality agreements with its employees and consultants and in connection with its license agreements with third parties and generally seeks to control access to and distribution of its technology, documentation and other proprietary information. Despite these precautions, it may be possible for a third party to copy or otherwise obtain and use the Company's proprietary information without authorization or to develop similar technology independently. The Company is pursuing the registration of its trademarks in the United States and internationally. Effective trademark, service mark, copyright and trade secret protection may not be available in every country in which the Company's services are distributed or made available through the Internet, and policing unauthorized use of the Company's proprietary information is difficult.

     Legal standards relating to the validity, enforceability and scope of protection of certain proprietary rights in Internet-related businesses are uncertain and still evolving, and no assurance can be given as to the future viability or value of any of the Company's proprietary rights. There can be no assurance that the steps taken by the Company will prevent misappropriation or infringement of its proprietary information, which could have a material adverse effect on the Company's business, results of operations and financial condition.

     Litigation may be necessary in the future to enforce the Company's intellectual property rights, to protect the Company's trade secrets or to determine the validity and scope of the proprietary rights of others. Such litigation might result in substantial costs and diversion of resources and management attention. Furthermore, there can be no assurance that the Company's business activities will not infringe upon the proprietary rights of others, or that other parties will not assert infringement claims against the Company, including claims that by directly or indirectly providing hyperlink text links to Web sites operated by third parties the Company has infringed upon the proprietary rights of other third parties. Moreover, from time to time, the Company may be subject to claims of alleged infringement by the Company of the trademarks, service marks and other intellectual property rights of third parties. Such claims and any resultant litigation, should it occur, might subject the Company to significant liability for damages, might result in invalidation of the Company's proprietary rights and, even if not meritorious, could result in substantial costs and diversion of resources and management attention and could have a material adverse effect on the Company's business, results of operations and financial condition.

     The Company currently licenses from third parties certain technologies incorporated into Stockgroup.com. As the Company continues to introduce new services that incorporate new technologies, it may be required to license additional technology from others. There can be no assurance that these third-party technology licenses will continue to be available to the Company on commercially reasonable terms, if at all. Additionally, there can be no assurance that the third parties from which the Company currently licenses its technology will be able to defend their proprietary rights successfully against claims of infringement. As a result, any inability of the Company to obtain any of these technology licenses could result in delays or reductions in the introduction of new services or could adversely affect the performance of its existing services until equivalent technology can be identified, licensed and integrated.

Government Regulation and Legal Uncertainties Associated with the Internet

     A number of legislative and regulatory proposals under consideration by federal, state, provincial, local and foreign governmental organizations may lead to laws or regulations concerning various aspects of the Internet, including, but not limited to, online content, user privacy, taxation, access charges, liability for third-party activities and jurisdiction. Additionally, it is uncertain as to how existing laws will be applied by the judiciary to the Internet. The adoption of new laws or the application of existing laws may decrease the growth in the use of the Internet, which could in turn decrease the demand for the Company's services, increase the Company's cost of doing business or otherwise have a material adverse effect on the Company's business, results of operations and financial condition.

     There can be no assurance that the United States, Canada or foreign nations will enact legislation or seek to enforce existing laws prohibiting or restricting certain content from the Internet. Prohibition and restriction of Internet content could dampen the growth of Internet use, decrease the acceptance of the Internet as a communications and commercial medium, expose the Company to liability, and/or require substantial modification of Stockgroup.com, and thereby have a material adverse effect on the Company's business, results of operations and financial condition.

     Internet user privacy has become an issue both in the United States, Canada and abroad. The Company cannot predict the exact form of the regulations that the FTC may adopt. There can be no assurance that the United States, Canada or foreign nations will not adopt additional legislation purporting to protect such privacy. Any such action could affect the way in which the Company is allowed to conduct its business, especially those aspects that involve the collection or use of personal information, and could have a material adverse effect on the Company's business, results of operations and financial condition.

     The tax treatment of the Internet and e-commerce is currently unsettled. A number of proposals have been made at the federal, state and local level and by certain foreign governments that could impose taxes on the sale of goods and services and certain other Internet activities. Recently, the Internet Tax Freedom Act was signed into law, placing a three-year moratorium on new state and local taxes on certain aspects of Internet commerce. However, there can be no assurance that future laws imposing taxes or other regulations on commerce over the Internet would not substantially impair the growth of e-commerce and as a result have a material adverse effect on the Company's business, results of operations and financial condition.

     Certain local telephone carriers have asserted that the growing popularity and use of the Internet has burdened the existing telecommunications infrastructure, and that many areas with high Internet use have begun to experience interruptions in telephone service. These carriers have petitioned the Federal Communications Commission (the "FCC") to impose access fees on ISPs and OSPs. If such access fees are imposed, the costs of communicating on the Internet could increase substantially, potentially slowing the growth in use of the Internet, which could in turn decrease demand for the Company's services or increase the Company's cost of doing business, and thus have a material adverse effect on the Company's business, results of operations and financial condition.

     Although the Company's servers are located in the Province of British Columbia, the governments of other provinces, states and foreign countries might attempt to take action against the Company for violations of their laws. There can be no assurance that violations of such laws will not be alleged or charged by provincial, state or foreign governments and that such laws will not be modified, or new laws enacted, in the future. Any of the foregoing could have a material adverse effect on the Company's business, results of operations and financial condition.

Liability for Information Retrieved from or Transmitted over the Internet; Liability for Products Sold over the Internet

     Because materials may be downloaded by the online or Internet services operated or facilitated by the Company or the Internet access providers with which it has relationships and may be subsequently distributed to others, there is a potential that claims will be made against the Company for defamation, negligence, copyright or trademark infringement or other theories based on the nature and content of such materials. Such claims have been brought against online services in the past. Such claims could be material in the future. In addition, the increased attention focused upon liability issues and legislative proposals could materially impact the overall growth of Internet use.

     The Company could also be exposed to liability with respect to third-party information that may be accessible through the Company's Web sites, or through content and materials that may be posted by viewers on discussion forums offered by the Company. Such claims might include, among others, that, by directly or indirectly providing hyperlink text links to Web sites operated by third parties or by providing discussion forums for viewers, the Company is liable for copyright or trademark infringement or other wrongful actions by such third parties through such Web sites. It is also possible that, if any third-party content information provided on the Company's Web site contains errors, third parties could make claims against the Company for losses incurred in reliance on such information.

     The Company offers e-mail service, which is provided by a third party. See "--Dependence on Third-Party Relationships." Such service may expose the Company to potential risk, such as liabilities or claims resulting from unsolicited e-mail ("spamming"), lost or misdirected messages, illegal or fraudulent use of e-mail or interruptions or delays in e-mail service.

     The Company also enters into agreements with advertisers and commerce partners under which the Company is entitled to receive a commission or share of any revenue from the purchase of goods and services through direct links from the Company's Web site. Such arrangements may expose the Company to additional legal risks and uncertainties, including pursuant to regulation by local, provincial, state, federal and foreign authorities and potential liabilities to consumers of such products and services, even if the Company does not itself provide such products or services. There can be no assurance that any indemnification provided to the Company in its agreements with these parties, if available, will be adequate.

     Even to the extent such claims does not result in liability to the Company, the Company could incur significant costs in investigating and defending against such claims. The imposition on the Company of potential liability for information carried on or disseminated through its systems could require the Company to implement measures to reduce its exposure to such liability, which may require the expenditure of substantial resources and limit the attractiveness of the Company's services to members and users.

     The Company's general liability insurance may not cover all potential claims to which it is exposed or may not be adequate to indemnify the Company for all liability that may be imposed. Any imposition of liability that is not covered by insurance or is in excess of insurance coverage could have a material adverse effect on the Company's business, results of operations and financial condition.

Risks Associated with International Operations and Expansions

     A part of the Company's strategy is to expand its sales offices network throughout the United States, Canada and international markets. There can be no assurance that the Company's products or services will become widely accepted for corporate clients, advertising in the U.S., Canada or any international markets. In addition, the Company expects that the success of any additional foreign operations it initiates in the future will also be dependent upon local service providers and/or partners. If revenues from international ventures are not adequate to cover the investments in such activities, the Company's business, results of operations and financial condition could be materially and adversely affected. The Company may experience difficulty in managing international operations as a result of difficulty in locating an effective foreign service providers and/or partners, competition, technical problems, local laws and regulations, distance and language and cultural differences, and there can be no assurance that the Company or its international partners will be able to successfully market and operate in foreign markets. The Company also believes that, in light of substantial anticipated competition, it will be necessary to aggressively market its products and services into the United States and international markets in order to effectively obtain market share, and there can be no assurance that the Company will be able to do so. There are certain risks inherent in doing business on an international level, such as unexpected changes in regulatory requirements, trade barriers, difficulties in staffing and managing foreign operations, fluctuations in currency exchange rates, longer payment cycles in general, problems in collecting accounts receivable, difficulty in enforcing contracts, political and economic instability, seasonal reductions in business activity in certain other parts of the world and potentially adverse tax consequences. There can be no assurance that one or more of such factors will not have a material adverse effect on the Company's future international operations and, consequently, on the Company's business, results of operations and financial condition.

Impact of the Year 2000

     The Year 2000 issue is the potential for system and processing failures of date-related data and the result of computer-controlled systems using two digits rather than four to define the applicable year. For example, computer programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the Year 2000. This could result in system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.

     The Company may be affected by Year 2000 issues related to non-compliant information technology ("IT") systems or non-IT systems operated by the Company or by third parties. The Company has substantially completed assessment of its internal and external (third party) IT systems and non-IT systems. At this point in its assessment, the Company is not currently aware of any Year 2000 problems relating to systems operated by the Company or by third parties that would have a material effect on the Company's business, results of operations or financial condition, without taking into account the Company's efforts to avoid such problems. Based on its assessment to date, the Company does not anticipate that costs associated with remediating the Company's non-compliant IT systems or non-IT systems will be material, although there can be no assurance to such effect.

     To the extent that the Company's assessment is finalized without identifying any additional material non-compliant IT systems operated by the Company or by third parties, the most reasonably likely worst case Year 2000 scenario is the failure of one or more of the Company's vendors of hardware or software or one or more providers of non-IT systems to the Company to properly identify any Year 2000 compliance issues and remediate any such issues prior to December 31, 1999. The Company believes that the primary business risks, in the event of such failure, would include, but not be limited to, lost advertising revenues, increased operating costs, loss of customers or persons accessing the Company's Web site, or other business interruptions of a material nature, as well as claims of mismanagement, misrepresentation, or breach of contract, any of which could have a material adverse effect on the Company's business, results of operations and financial condition.

Impact of General Economic Conditions

     Time spent on the Internet by individuals, purchases of new computers and purchases of membership subscriptions to Internet sites are typically discretionary for consumers and may be particularly affected by adverse trends in the general economy. The success of the Company's operations depends to a significant extent upon a number of factors relating to discretionary consumer spending, including economic conditions (and perceptions of such conditions by consumers) affecting disposable consumer income such as employment, wages and salaries, business conditions, interest rates, availability of credit and taxation, for the economy as a whole and in regional and local markets where the Company operates. There can be no assurance that consumer spending will not be adversely affected by general economic conditions, which could negatively impact the Company's results of operations or financial condition. Any significant deterioration in general economic conditions or increases in interest rates may inhibit consumers' use of credit and cause a material adverse effect on the Company's revenues and profitability. In addition, the Company's business strategy relies on advertising by and agreements with other Internet companies. Any significant deterioration in general economic conditions that adversely affected these companies could also have a material adverse effect on the Company's business, results of operations and financial condition.

Possible Volatility of Stock Price

     The trading price of the Company's Common Stock has been volatile and may continue to be subject to wide fluctuations in response to quarterly variations in operating results, announcements of technological innovations or new products and services by the Company or its competitors, changes in financial estimates by securities analysts, the operating and stock price performance of other companies that investors may deem comparable to the Company and other events or factors. In addition, the stock market in general, and the market prices for Internet-related companies in particular, have experienced extreme volatility that often has been unrelated to the operating performance of such companies. These broad market and industry fluctuations may adversely affect the trading price of the Company's Common Stock, regardless of the Company's operating performance. In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been instituted against such company. Such litigation, if instituted, whether or not successful, could result in substantial costs and a diversion of management's attention and resources, which would have a material adverse effect on the Company's business, results of operations and financial condition.

Shares Eligible for Future Sale; Limited Trading Market

Potential Future 144 Sales:

     As of June 30, 1999, of the shares of the Company's Common Stock authorized, there were issued and outstanding 7,995,000 of which 4,100,000 are "restricted shares" as that term is defined under the Act, and in the future may be sold in compliance with Rule 144 of the Act, or pursuant to a Registration Statement filed under the Act. Rule 144 provides, in essence, that a person holding restricted securities for a period of 1 year may sell those securities in unsolicited brokerage transactions or in transactions with a market maker, in an amount equal to 1% of our outstanding common stock every 3 months. Additionally, Rule 144 requires that an issuer of securities make available adequate current public information with respect to the issuer. Such information is deemed available if the issuer satisfies the reporting requirements of Sections 13 or 15(d) of the Exchange Act and of Rule15c2-11 thereunder. Rule 144 also permits, under certain circumstances, that sale of shares by a person who is not an affiliate of the Company and who has satisfied a (3) three year holding period without any quantity limitation and whether or not there is adequate current public information available. The Company has reserved 2,000,000 shares for issuance upon exercise of Employee Stock Options.

Possible Issuance of Additional Shares:

     The Company's Articles of Incorporation, authorizes the issuance of common stock.

     No information is currently available and no prediction can be made as to the timing or amount of future sales of such shares or the effect, if any, that future sales of shares, or the availability of shares for future sale, will have on the market price of the Common Stock prevailing from time to time. Sales of substantial amounts of Common Stock (including shares issuable upon the exercise of stock options), or the perception that such sales could occur, could materially adversely affect prevailing market prices for the Common Stock and the ability of the Company to raise equity capital in the future.

Market For Common Stock

     The Company's Common Stock has been quoted for trading on the OTC Bulletin Board since March 17, 1999. The following table sets forth high and low bid prices for the Common Stock for the periods ending March 31, 1999 and June 30, 1999. These prices represent quotations between dealers without adjustment for retail markup, markdown or commission and may not represent actual transactions.

Quarter Ending:              High              Low               Volume
March 31, 1999               $ 10.25           $ 6.00            3,339,000
June 30, 1999                $  9.00           $ 3.125           4,859,200

     No assurance can be given that a market for the Company's Common Stock will be sustained or that the Common Stock will continue to be quoted on the OTC Bulletin Board.

     On June 30, 1999, the Company had 30 registered shareholders owning 7,995,000 shares.

Dividends

     The Company has not declared any dividends since inception, and has no present intention or paying any cash dividends on its Common Stock in the foreseeable future. The payment by the Company of dividends, if any, in the future, rests with the discretion of its Board of Directors and will depend, among other things, upon the Company's earnings, its capital requirements and its financial condition, as well as other relevant factors.

Management Discussion and Analysis

     Prior to its acquisition on March 11, 1999 of Stockgroup.com, the Company achieved minimal success in the implementation of its marketing plan and the operation of its business, the design of websites.

     As a consolidated entity, the Company saw Pro-Forma gross revenues decrease from US$968,441 in 1997 to US$857,929 in 1998; the Company's expenses totaled US$830,571 which translated to a net loss of US$153,029 in 1998. This compared to net income of US$76,859 for the year ended December 31, 1997. As a stand alone entity, I-Tech Holdings Group, Inc.'s revenues increased from $0 in 1997 to $500 in 1998, while the Company's expenses totaled $6,611 which included legal and accounting fees, office expenses, rent expenses and stock transfer agent fees. As such, the Company incurred a loss of $6,611 in 1998.

     The Company's acquisition of Stockgroup.com creates what management believes is the largest publicly traded Internet destination site dedicated to providing information to investors interested in micro and small capitalization companies and markets. On May 6, 1999, the Company changed its name to Stockgroup.com Holdings, Inc. as part of the acquisition arrangement.

     Stockgroup.com has an established presence on the Internet and is an award-winning provider of comprehensive business and financial information to the small and micro cap markets (herein after collectively referred to as "small cap").

     As part of its viewer services, Stockgroup.com also produces "The Small Cap Express", a free daily on-line investment market wire. This wire combines market statistics and information about small cap companies and markets and includes objective feature articles of interest to small cap investors. It is distributed, on an "as requested basis", via e-mail to readers across North America and is also available as part of the feature pages of www.stockgroup.com.

     Stockgroup.com is also a leading provider of Internet financial products and marketing services to small cap companies, a market segment that traditionally does not have the same coverage as larger public companies. These products include private label quotes and charts, database tools for building relationships with shareholders, management traffic reports, design services and maintenance contracts.

     The Company will devote all of its efforts to the development of the business model of Stockgroup.com. Stockgroup.com's staff and management team are implementing the strategic plan developed by Stockgroup.com.

The preceding discussion of the Company's financial condition and results of operations should be read in conjunction with the financial statements and notes related thereto included in this report.

                           I-TECH HOLDINGS GROUP, INC.

                              FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                          INDEPENDENT AUDITORS' REPORT


We have audited the accompanying balance sheet of I-Tech Holdings Group, Inc. (a Developmental Stage Company), at December 31, 1998 and 1997, and the related statement of operations, shareholders' equity, and cash flows for the year ended December 31, 1998 and 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of I-Tech Holdings Group, Inc. at December 31, 1998 and 1997 and the results of its operations and its cash flows for the years ended December 31, 1998 and 1997, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company is in the development stage and has no operations as of December 31, 1998. The lack of sufficient working capital to operate as of December 31, 1998 raises substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in
Note 4. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Kish, Leake & Associates, P.C.
Certified Public Accountants
Englewood, Colorado
January 22, 1999

                           I-Tech Holdings Group, Inc.
                          (A Development Stage Company)

                                  Balance Sheet



                                                          December     December
                                                          31, 1998     31, 1997
                                                          --------     --------

ASSETS

Current Assets - Cash                                     $  3,272     $  7,883
                                                          ========     ========


LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES - Due To Related Entity For Rent              $  2,600     $  1,100
                                                          --------     --------


SHAREHOLDERS' EQUITY

Preferred Stock, No Par Value,
 Non Voting, Authorized 5,000,000 shares;

 Issued and Outstanding 300,000 Shares                       3,000        3,000

 Issued and Outstanding 150,000 Series 2 Shares              9,150

Common Stock, No Par Value
 Authorized 50,000,000 shares; Issued and
 Outstanding 2,080,000 Shares                                1,330       10,480

(Deficit) Accumulated During The Development Stage         (12,808)      (6,783)
                                                          --------     --------

TOTAL SHAREHOLDERS' EQUITY                                     672        6,783
                                                          --------     --------

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY                                      $  3,272     $  7,883
                                                          ========     ========





   The Accompanying Notes Are An Integral Part Of These Financial Statements.

I-Tech Holdings Group, Inc.
(A Development Stage Company)
Statement Of Operations

--------------------------------------------------------------------------------

                                                                                                      December
                                                                                                      6, 1994
                                                                                                    (Inception)
                                                Year Ended        Year Ended        Year Ended        Through
                                                 December          December          December        December
                                                 31, 1998          31, 1997          31, 1996        31, 1998
                                               ------------      ------------      ------------     ------------
Revenue                                        $        500      $          0      $          0     $        500
                                               ------------      ------------      ------------     ------------

Consulting                                                0                 0                 0              380
Fees                                                      0               265                 0              265
Legal & Accounting                                    2,850             3,750                 0            6,600
Office                                                1,499               122                 0            1,621
Rent                                                  1,200             1,100                 0            2,400
Stock Transfer                                        1,062               980                 0            2,042
                                               ------------      ------------      ------------     ------------

Total Expenses                                        6,611             6,217                 0           13,308
                                               ------------      ------------      ------------     ------------

Net (Loss)                                     ($     6,111)     ($     6,217)                0          (12,808)
                                               ============      ============      ============     ============

Basic (Loss) Per Common Share                  ($      0.00)     ($      0.00)     $       0.00
                                               ============      ============      ============

Weighted Average Common Shares Outstanding        2,080,000        13,713,333           380,000
                                               ============      ============      ============





   The Accompanying Notes Are An Integral Part Of These Financial Statements.

I-Tech Holdings Group, Inc.
(A Development Stage Company)
Statement Of Cash Flow
--------------------------------------------------------------------------------

                                                                                                    December
                                                                                                    6, 1994
                                                                                                  (Inception)
                                                 Year Ended      Year Ended       Year Ended        Through
                                                  December        December         December        December
                                                  31, 1998        31, 1997         31, 1996        31, 1998
                                                -----------      -----------      -----------     -----------
Net (Loss)                                      ($    6,111)     ($    6,217)     $         0     ($   12,808)
                                                -----------      -----------      -----------     -----------

Plus Items Not Affecting Cash Flow:                       0                0                0               0
 Stock Issued For Services                                                                  0             380

Increase In Accounts Payable                          1,500            1,100                0           2,600
                                                -----------      -----------      -----------     -----------
Net Cash Flows From Operations                       (4,611)          (5,117)               0          (9,828)
                                                -----------      -----------      -----------     -----------

Cash Flows From Investing Activities:

Net Cash Flows From Investing:                            0                0                0               0
                                                -----------      -----------      -----------     -----------

Cash Flows From Financing Activities:

Common Stock Issued For Cash                              0           10,000                0          10,000
Contributed Capital                                       0                0                0             100
Preferred Stock Issued For Cash                           0            3,000                0           3,000
                                                -----------      -----------      -----------     -----------
Net Cash Flows From Financing:                            0           13,000                0          13,100
                                                -----------      -----------      -----------     -----------

Net Increase (Decrease) In Cash                      (4,611)           7,883                0           3,272
Cash At Beginning Of Period                           7,883                0                0               0
                                                -----------      -----------      -----------     -----------
Cash At End Of Period                           $     3,272      $     7,883      $         0     $     3,272
                                                ===========      ===========      ===========     ===========


Summary Of Non-Cash Investing And Financing
 Activities:

 Common Stock Issued For Services               $         0      $         0      $         0     $       380
                                                ===========      ===========      ===========     ===========
Series 2 Preferred Stock Issued in Exchange
 For 18,300,000 Shares of Common Stock          $     9,150      $         0      $         0     $     9,150
                                                ===========      ===========      ===========     ===========



   The Accompanying Notes Are An Integral Part Of These Financial Statements.

I-Tech Holdings Group, Inc.
(A Development Stage Company)
Statement Of Shareholders' Equity

--------------------------------------------------------------------------------

                                                                          Number Of
                                          Number Of        Number Of       Shares
                                           Shares           Shares         Series 2         Common        Preferred
                                           Common          Preferred       Preferred         Stock         Stock
                                         -----------      -----------     -----------      -----------     -----------
Balance At December 6, 1994                        0                0               0      $         0     $         0

June 15, 1995 issued
 380,000 Shares Of No Par Value
 Common Stock for services valued at
 $380 or $.001 per share                     380,000                                               380

Additional Capital Contribution                                                                    100

Net (Loss)
                                         -----------      -----------     -----------      -----------     -----------

Balance At December 31, 1995                 380,000                0               0              480               0

Net (Loss)
                                         -----------      -----------     -----------      -----------     -----------

Balance At December 31, 1996                 380,000                0               0              480               0

January 2, 1997 issued
 300,000 Shares Of No Par Value
 Preferred Stock for  $3,000 or
 $.01 per share                                               300,000                                            3,000

March & May, 1997 issued
 20,000,000 Shares Of No Par Value
 Common Stock for  $10,000 or
 $.0005 per share                         20,000,000                                            10,000

Net (Loss)
                                         -----------      -----------     -----------      -----------     -----------

Balance At December 31, 1997              20,380,000          300,000               0           10,480           3,000

Series 2 Preferred Stock Exchanged
 For Common Stock                        (18,300,000)                         150,000           (9,150)

Net (Loss)
                                         -----------      -----------     -----------      -----------     -----------

Balance At December 31, 1998               2,080,000          300,000         150,000      $     1,330     $     3,000
                                         ===========      ===========     ===========      ===========     ===========

I-Tech Holdings Group, Inc.
(A Development Stage Company)
Statement Of Shareholders' Equity (Continued)
--------------------------------------------------------------------------------

                                                                              Net (Loss)
                                                                             Accumulated
                                                             Series 2         During The
                                                            Preferred        Development
                                                               Stock            Stage            Total
                                                            -----------      -----------      -----------
Balance At December 6, 1994                                 $         0      $         0      $         0

June 15, 1995 issued
 380,000 Shares Of No Par Value
 Common Stock for services valued at
 $380 or $.001 per share                                                                              380

Additional Capital Contribution                                                                       100

Net (Loss)                                                                          (380)            (380)
                                                            -----------      -----------      -----------

Balance At December 31, 1995                                          0             (380)             100

Net (Loss)                                                                          (100)            (100)
                                                            -----------      -----------      -----------

Balance At December 31, 1996                                          0             (480)               0

January 2, 1997 issued
 300,000 Shares Of No Par Value
 Preferred Stock for  $3,000 or
 $.01 per share                                                                                     3,000

March & May, 1997 issued
 20,000,000 Shares Of No Par Value
 Common Stock for  $10,000 or
 $.0005 per share                                                                                  10,000

Net (Loss)                                                                        (6,217)          (6,217)
                                                            -----------      -----------      -----------

Balance At December 31, 1997                                          0           (6,697)           6,783

Series 2 Preferred Stock Exchanged
 For Common Stock                                                 9,150                                 0

Net (Loss)                                                                        (6,111)          (6,111)
                                                            -----------      -----------      -----------

Balance At December 31, 1998                                $     9,150      ($   12,808)     $       672
                                                            ===========      ===========      ===========



   The Accompanying Notes Are An Integral Part Of These Financial Statements.

I-Tech Holdings Group, Inc.
(A Development Stage Company)
Notes to Financial Statements
At December 31, 1998 and 1997


Note 1 - Organization and Summary of Significant Accounting Policies
Organization:

On  December  6,  1994,   I-Tech  Holdings  Group,   Inc.  ("the  Company")  was
incorporated under the laws of Colorado, to engage in the business of environmental technologies of all types and manufacturing products related to environmental technologies. The Company may also engage in any business which is permitted by the Colorado Business Corporation Act, as designated by the board of directors of the Company. In January 1997, the Company elected to engage in the business of consulting services to develop web sites for business and industry.

Developmental Stage:

The Company is currently in the developmental stage and has no significant operations to date.

Income Taxes:

At December 31, 1998 and 1997, the company had net operating loss carry forwards available for financial statement and Federal income tax purposes of approximately $10,408 which, if not used, will expire beginning in the year 2008.

The Company follows Financial Accounting Standards Board Statement No. 109, "Accounting for Income Taxes" (SFAS #109), which requires, among other things, an asset and liability approach to calculating deferred income taxes. As of December 31, 1998, the Company has a deferred tax asset of $2,082 primarily for its net operating loss carry forward which has been fully reserved through a valuation allowance. The change in the valuation allowance from December 31, 1997 to December 31, 1998 was $1,004.

Statement of Cash Flows:

For purposes of the statement of cash flows, the Company considers demand deposits and highly liquid-debt instruments purchased with a maturity of three months or less to be cash equivalents.

Cash paid for interest and taxes in the period ended December 31, 1998 and 1997 was $-0-.

Net (Loss) Per Common Share:

The net (loss) per common share is computed by dividing the net (Loss) for the period by the weighted average number of shares outstanding at December 31, 1998 and 1997.


Note 2 - Capital Stock

Common Stock:

The Company initially authorized 50,000,000 shares of no par value common stock. On June 15, 1995 380,000 shares of no par common stock were issued for services valued at $380 or $.001 per share. In March and May 1997 the Company issued an additional 20,000,000 shares of common stock for $10,000 or $.0005 per share.

Preferred Stock

The Company initially authorized 5,000,000 shares of no par value, non-voting preferred stock.

On January 22, 1997, the Company issued 300,000 shares of its preferred stock for $3,000 or $.01 per share. The Directors have assigned the following preferences to the issued and outstanding shares of Preferred Stock: (I) the Preferred Stock shall be non-voting, (ii) the holders of the stock as a group have the right to receive, prorata, upon dissolution or winding up of the Company, 10% of the assets of the Company prior to division and distribution of assets to the holders of the Company's Common Stock.

On December, 1998, the Company issued 150,000 shares of series 2 preferred stock in exchange for the cancellation of 18,300,000 shares of its common stock. The Directors have assigned the following preferences to the issued and outstanding shares of Preferred Stock: (I) the Preferred Stock shall be non-voting, (ii) the holders of the stock as a group have the right to receive, prorata, upon dissolution or winding up of the Company, 10% of the assets of the Company prior to division and distribution of assets to the holders of the Company's Common Stock.

The Company has declared no dividends through December 31, 1998.

Note 3 - Related Party Events

The Company presently maintains its principal offices at an address provided by a related party at a monthly rental of $100 per month, plus any expenses of telephone, fax, and secretarial services, commencing February 1, 1997. The office is located at 1629 York Street, Denver, Colorado 80206.

Note 4 - Basis Of Presentation

In the course of its development activities, the Company has sustained continuing losses and expects such losses to continue in the foreseeable future. The Company plans to continue financing its operations with stock sales and in the longer term, revenues from its operations. The Company's ability to continue as a going concern is dependent upon the successful completion of its offering of common stock, additional financing and, ultimately, upon achieving profitable operations.

                            STOCK RESEARCH GROUP INC.

                         PRO-FORMA FINANCIAL STATEMENTS

                                DECEMBER 31, 1998

                              (IN CANADIAN DOLLARS)

                               COMPILATION REPORT
                   PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS



To the Directors of
STOCK RESEARCH GROUP INC.


We have reviewed, as to compilation only, the accompanying pro-forma consolidated balance sheet of Stock Research Group Inc. as at December 31, 1998 and the pro-forma consolidated statement of income and retained earnings and changes in financial position for the year then ended.

In our opinion, the pro-forma consolidated balance sheet and pro-forma consolidated statements of income and retained earnings and changes in financial position have been properly compiled to give effect to the proposed transaction and the assumptions described in Note 1 to these financial statements.



                                                   "DALE, MATHESON, CARR-HILTON"
Vancouver, B.C.
April 2, 1999                                      CHARTERED ACCOUNTANTS

                            STOCK RESEARCH GROUP INC.

            PRO-FORMA CONSOLIDATED BALANCE SHEET - DECEMBER 31, 1998

                              (IN CANADIAN DOLLARS)



                                                             1998         1997
                                                               $            $

ASSETS

CURRENT ASSETS

      Cash and cash equivalents                               3,272      45,325
      Cash deemed received for share issuances
          (Note 1(b)(vi))                                   600,750        --
      Short term investments (Note 6)                         2,000      40,006
      Accounts receivable, net                              151,241     177,200
      Prepaids and other current assets (Note 4)             58,596      10,302
      Due from related company                                 --        56,000
                                                            -------     -------
                                                            815,859     328,833

PROPERTY AND EQUIPMENT, NET (Note 3)                         79,817      77,395

OTHER ASSETS (Note 4)                                        26,700      27,900



                                                            922,376     434,128






APPROVED BY THE DIRECTORS:


Marcus New                     Director


Craig Faulkner                  Director








                           - See Accompanying Notes -

                            STOCK RESEARCH GROUP INC.

            PRO-FORMA CONSOLIDATED BALANCE SHEET - DECEMBER 31, 1998

                              (IN CANADIAN DOLLARS)





                                                         1998             1997
                                                          $                $

LIABILITIES

CURRENT LIABILITIES

      Bank line of credit (Note 8)                       116,050            --
      Accounts payable and accrued liabilities           105,983          49,917
      Deferred revenue                                    63,825         116,750
      Income taxes payable                                  --               285
      Current portion of long-term debt (Note 8)          20,230          20,447
                                                      ----------      ----------
                                                         306,088         187,399

LONG-TERM DEBT (Note 8)                                   31,061          51,891

SHAREHOLDER LOANS (Note 10)                               18,471           8,658
                                                      ----------      ----------
                                                         355,620         247,948
                                                      ----------      ----------


                              STOCKHOLDERS' EQUITY

CAPITAL STOCK (Note 5)                                 4,113,224             134

ACQUISITION ADJUSTMENT (Note 1)                       (3,505,557)           --
                                                      ----------      ----------

                                                         607,667             134

DEFICIT                                                  (40,911)        186,046
                                                      ----------      ----------
                                                         566,756         186,180


                                                         922,376         434,128











                           - See Accompanying Notes -

                            STOCK RESEARCH GROUP INC.

   PRO-FORMA CONSOLIDATED STATEMENT OF INCOME AND RETAINED EARNINGS (DEFICIT)

                          YEAR ENDED DECEMBER 31, 1998

                              (IN CANADIAN DOLLARS)






                                                       1998              1997
                                                         $                 $


REVENUE

      Revenues                                       1,272,394         1,340,613
      Cost of revenues                                 255,602           190,337
                                                    ----------        ----------
          Gross profit                               1,016,792         1,150,276
                                                    ----------        ----------

EXPENSES

      Operating expenses:
         Sales and marketing                           394,267           330,917
         Product development                           174,195           107,264
         General and administrative                    663,358           577,981
                                                    ----------        ----------
                                                     1,231,820         1,016,162
                                                    ----------        ----------
INCOME (LOSS) BEFORE OTHER ITEMS                      (215,028)          134,114

OTHER ITEMS, NET (Notes 7)                             (63,543)            3,896
                                                    ----------        ----------

INCOME (LOSS) BEFORE INCOME TAXES                     (278,571)          138,010

INCOME TAX PROVISION (RECOVERY)                        (51,614)           31,614
                                                    ----------        ----------

NET INCOME (LOSS)                                     (226,957)          106,396

RETAINED EARNINGS,  beginning of year                  186,046            79,650


DEFICIT, end of year                                   (40,911)          186,046



EARNINGS (LOSS) PER SHARE                                (0.03)             0.02







                           - See Accompanying Notes -

                            STOCK RESEARCH GROUP INC.

        PRO-FORMA CONSOLIDATED STATEMENT OF CHANGES IN FINANCIAL POSITION

                          YEAR ENDED DECEMBER 31, 1998

                              (IN CANADIAN DOLLARS)


                                                                        1998          1997
                                                                         $             $
CASH PROVIDED BY (USED FOR)
OPERATING ACTIVITIES
      Net income (loss)                                              (226,957)      106,396
      Add (deduct) non-cash items:
        Write down of marketable securities                            34,454          --
        Amortization                                                   24,860        18,860
                                                                     --------      --------
                                                                     (167,643)      125,256
                                                                     --------      --------
       Net changes in other non-cash operating accounts
        Accounts receivable                                            25,959      (122,714)
        Short term investments                                          2,920       (32,535)
        Prepaid expenses and other current assts                      (47,379)      (34,562)
        Accounts payable                                               56,698        22,727
        Deferred revenue                                              (52,925)       76,775
                                                                     --------      --------
                                                                     (182,370)       34,947
                                                                     --------      --------

FINANCING ACTIVITIES
      Advances from shareholders                                        9,813         5,856
      Long-term debt                                                  (21,047)       72,338
      Share issue for acquisition, net of acquisition adjustment        6,783          --
      Share issue deemed received (Note 1(b)(vi))                     600,000          --
                                                                     --------      --------
                                                                      595,549        78,194
                                                                     --------      --------

INVESTING ACTIVITIES
      Due to (from) related company                                    56,000       (56,000)
      Purchase of property and equipment                              (27,282)      (56,767)
                                                                     --------      --------
                                                                       28,718      (112,767)
                                                                     --------      --------
INCREASE IN CASH                                                      441,897           374

CASH, beginning of year                                                45,325        44,951

CASH, end of year                                                     487,222        45,325


REPRESENTED BY:
      Cash                                                              3,272        45,325
      Cash deemed received for share issuance (Note 1(b)(vi))         600,000          --
      Bank indebtedness                                              (116,050)         --

--------------------------------------------------------------------------------------------
                                                                      487,222        45,325
--------------------------------------------------------------------------------------------


                           - See Accompanying Notes -

                            STOCK RESEARCH GROUP INC.

              NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1998

                              (IN CANADIAN DOLLARS)




1.   BASIS OF PRESENTATION

     Under a share exchange agreement which became effective March 11, 1999, the Company acquired all of the issued and outstanding shares of 579818 B.C. Ltd., a newly incorporated Canadian subsidiary of I-Tech Holdings Group Inc. ("I-Tech"), a N.A.S.D. Bulletin Board listed company.

     These pro-forma consolidated financial statements reflect the combination of Stock Research Group Inc. and I-Tech Holdings Group Inc., on a pro-forma basis as if the share exchange had occurred on January 1, 1998.

     The shares of the Canadian company are exchangeable for shares of the U.S. parent company. The agreement provides for effective control of the U.S. parent to pass to the shareholders of Stock Research Group Inc. ("SRG").

     The share exchange is treated as a reverse takeover by Stock Research Group Inc. Accordingly Stock Research Group Inc. is deemed to be the acquirer and continuing entity.

     These pro-forma financial statements are prepared using the purchase method of business combination with Stock Research Group Inc. being the deemed parent under reverse-takeover accounting. These pro-forma financial statements reflect the consolidation as if Stock Research Group Inc. had acquired I-Tech Holdings Group Inc. on January 1, 1998.

     a) The application of reverse takeover accounting to these pro-forma consolidated financial statements results in the following:

          i) The pro-forma financial statements are issued under the name of Stock Research Group Inc., as a continuation of the financial statements of SRG.

          ii) As SRG is deemed to be the acquirer for accounting purposes, its assets and liabilities are included in the pro-forma consolidated financial statements of the continuing entity at their historical carrying value.

          iii) The number and class of outstanding shares reported are those of I-Tech Holdings Group Inc., after giving effect to the transaction, while the dollar amounts of share capital and deficit are those of SRG.

          iv) The comparative figures reported are those of SRG, the continuing entity.

          v) The results of operations of I-Tech Holdings Inc. are included from January 1, 1998 in these pro-forma consolidated financial statements.

                            STOCK RESEARCH GROUP INC.

              NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1998

                              (IN CANADIAN DOLLARS)


1.   BASIS OF PRESENTATION - CONT'D

     b) Assumptions used in preparing these pro-forma consolidated financial statements are as follows:

          i) Changes to authorized capital of each of the entities had been completed as at January 1, 1998.

          ii) A share split of I-Tech shares of 1.5 shares for 1 as provided in the agreement is deemed to have occurred at January 1, 1998.

          iii) A share split of S.R.G. shares of 18,300 for 1 is deemed to have occurred on January 1, 1998 with retroactive effect to 1997 for comparative purposes.

          iv) The deemed consideration for the acquisition of I-Tech Holdings Group Inc. has been measured at $3,513,090 Cdn. being the diluted value of the shares issued by S.R.G. to the shareholders of I-Tech.

          v) 450,000 I-Tech preference shares outstanding were cancelled as required in the share exchange agreement, effective as at January 1, 1997.

          vi) 240,000 shares of S.R.G. issued subsequent to December 31, 1998 at a cash price of $2.50 per share are deemed to be issued as at January 1, 1998. 75,000 shares of I-Tech were issued subsequent to December 31, 1998 but prior to the acquisition, for cash proceeds of $750. The total cash proceeds of $600,750 have been included as a deemed asset at the balance sheet date.

                  The cost of the acquisition is allocated as follows:

                                                                     $
                                                                ----------

     Cost of acquisition
          Issuance of 3,660,000 common shares                    3,513,090

     Net identifiable assets acquired
          Cash                                                       8,633
          Accounts payable                                          (1,100)
                                                                ----------
                                                                     7,533
                                                                ----------

     Excess purchase price (acquisition adjustment)              3,505,557

     Less: adjustment for shares of S.R.G. issued
     subsequent to year end included in exchange
     of 240,000 shares                                             600,000
                                                                ----------
                                                                 2,905,557
                                                                ----------

     The excess purchase price represents the cost of acquiring the N.A.S.D. Bulletin Board listing and access to capital markets. A reliable basis of value is not available, no goodwill component has been recorded for this transaction. The excess amount has been reported as an acquisition adjustment as a separate component reducing shareholders' equity.

                            STOCK RESEARCH GROUP INC.

              NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1998

                              (IN CANADIAN DOLLARS)




2.   SIGNIFICANT ACCOUNTING POLICIES

     a)   Amortization

          Amortization is provided at the following annual rates. (Except in the year of purchase in which the Company uses 1/2 the normal rate):

          Computer equipment                    30% Declining balance
          Office furniture and equipment        20% Declining balance
          Leasehold improvements                20% Straight line

     b)   Financial instruments

          The Company's financial instruments consist of accounts receivable, marketable securities, shareholder loans and associated company loans, the fair value of which approximates their carrying value.

     c)   Deferred revenue

          Deferred revenue consists of deposits paid in advance for future services. The company regularly receives deposits for six months to twelve months in respect of future services.

     d)   Measurement uncertainty

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant areas requiring the use of management estimates relate to the determination of impairment of assets, useful lives for depreciation and amortization and income taxes. Financial results as determined by actual events could differ from those estimates.

     e)   Risk management

          The Company deals with numerous customers and is not exposed to concentrations of credit or foreign exchange risk.

          The Company is in the process of converting its internal software and data management systems to be year 2000 compliant. Management does not anticipate significant cost or down time resulting from the year 2000 issue.

                            STOCK RESEARCH GROUP INC.

              NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1998

                              (IN CANADIAN DOLLARS)


2.   SIGNIFICANT ACCOUNTING POLICIES - CONT'D

     f)   Uncertainty due to the Year 2000 Issue

          The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 Issue may be experienced before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect an entity's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 Issue affecting the entity, including those related to the efforts of customers, suppliers, or other third parties, will be fully resolved.

     g)   Foreign exchange

          Balance sheet items denominated in U.S. dollars are translated into Canadian dollars at exchange rates prevailing at the balance sheet date for monetary items and at exchange rates in effect at the transaction date for non-monetary items.

          Realized gains and losses from foreign currency transactions are charged to income in the year.

     h)   Research and development costs

          The company expenses all market research and product development costs as incurred.


3.   PROPERTY AND EQUIPMENT



                                                             1998        1997
                                                              $            $
                                                            ------------------
                                             Accumulated
                                    Cost     Amortization    Net         Net

Computer equipment                 103,890      43,386      60,504      57,988
Office furniture and equipment      27,985       9,167      18,818      19,407
Leasehold improvements                 550          55         495         --
                                   -------     -------     -------     -------

                                   132,425      52,608      79,817      77,395
                                   =======     =======     =======     =======

(Note 8)

                            STOCK RESEARCH GROUP INC.

              NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1998

                              (IN CANADIAN DOLLARS)


4.   OTHER ASSETS

     Other assets include a loan to an officer/employee for housing. This loan is repayable over 25 years with interest at current interest rates. The year end outstanding balances of the loan for the past three years are as follows: 1998: 1998- $26,400; 1997 - $27,600; 1996 - $28,800. The current portion of the loan, included in prepaids and other current assets, was $1,200 in each of the past three years.


5.   CAPITAL STOCK

                                                               1998                       1997
                                                     -----------------------     -----------------------
                                                       # of                        # of
                                                      Shares           $          Shares           $
                                                     ---------     ---------     ---------     ---------
     Issued:
              Balance, beginning of year             2,080,000           134     2,080,000           134
              Adjusted for split 1.5 for 1           1,040,000          --       1,040,000            -_
                                                     ---------     ---------     ---------     ---------
     Issued during year for:                         3,120,000           134     3,120,000           134
              I-Tech Holdings Group Inc.                75,000          --            --            --
              S.R.G shareholders re: acquisition     3,660,000     3,513,090          --            --
     Issued for cash                                   240,000       600,000          --              -_
                                                     ---------     ---------     ---------     ---------

                                                     7,095,000     4,113,224     3,120,000           134
                                                     =========     =========     =========     =========

(See Note 1(b))



6.   SHORT TERM INVESTMENTS

     Marketable securities are recorded at lower of cost or market value. 1998 1997


                                                      $                $
                                                    ------           ------


     Cost                                           36,454           40,006
     Market                                          2,000           40,006
                                                    ------           ------

     Write-down to market                           34,454              --
                                                    ======           ======

                            STOCK RESEARCH GROUP INC.

              NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1998

                              (IN CANADIAN DOLLARS)


7.   OTHER ITEMS


                                                         1998         1997
                                                          $            $
                                                       -------      -------

     Writedown of marketable securities (Note 6)       (34,454)        --
     Loan loss provision                               (36,568)        --
     Gain on sale of marketable securities               7,479        3,896
                                                       -------      -------

                                                       (63,543)       3,896
                                                       =======      =======


8.   LONG-TERM DEBT


                                                                1998       1997
                                                                 $           $
                                                               ------     ------

     Long-term debt consists of two separate bank loans
     of $46,976 and $25,362 each bearing interest at prime
     plus 1%                                                   51,291     72,338

     Less: current portion                                     20,230     20,447
                                                               ------     ------

                                                               31,061     51,891
                                                               ======     ======

     Loan 1 - Repayable on demand, with monthly payments of $915 including interest due November 30, 2002.

     Loan 2 - Special term loan secured by a general security agreement on all assets of the company, certain equipment and accounts receivable. The loan is repayable at $1,183 per month including interest.

     Estimated principal payments required in each of the next five years are:

           1999                                       $20,370
           2000                                        10,031
           2001                                         9,603
           2002                                        10,349
           2003                                           938

     The security in Loan 2 above includes the company's line of credit.

                            STOCK RESEARCH GROUP INC.

              NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1998

                              (IN CANADIAN DOLLARS)


9.   LEASE COMMITMENTS

     The Company has entered into lease commitments for office premises. The lease commitments and expiry dates are as follows:

                                                          Estimated
       Lease                         Lease                  Annual
          #                          Expiry                Payments
       ------                      ----------             ----------
         1 - Calgary               July, 2000               $17,050
         2 - Vancouver             January, 2000             52,413
         3 - Vancouver             January, 2002             67,680
         4 - Toronto               March, 1999               13,012

     Annual estimated lease commitments:

                                                               $
                                                           ---------
                                   1999                     140,396
                                   2000                      80,573
                                   2001                      67,680
                                   2002                       5,640


10.  RELATED PARTY TRANSACTIONS

     i) By agreement dated August 1, 1999, the company contracted with a previously unrelated company for the provision of comprehensive operational management services. The contract extends for five years and provides for monthly payments of $12,500. The contract includes various termination and renewal clauses. The company can terminate the contract without cause upon thirty days written notice and payment of one year's contract fees.

     ii) Included in accounts payable is an amount of $11,192 due to the contracted company.

     iii) Shareholder loans are non-interest bearing and have no fixed terms of repayment.

                            STOCK RESEARCH GROUP INC.

              NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1998

                              (IN CANADIAN DOLLARS)


11.  SUPPLEMENTAL INCOME STATEMENT INFORMATION

     Included in expenses are the following:

                                                  1998            1997
                                                   $                $
                                                -------          -------

     Interest on long term debt                  11,440           5,311
     Amortization                                24,860          18,860

                            STOCK RESEARCH GROUP INC.

                         PRO-FORMA FINANCIAL STATEMENTS

                                DECEMBER 31, 1998

             (INFORMATIONAL TRANSLATION IN U.S. DOLLARS - unaudited)

                            STOCK RESEARCH GROUP INC.

            PRO-FORMA CONSOLIDATED BALANCE SHEET - DECEMBER 31, 1998

             (INFORMATIONAL TRANSLATION IN U.S. DOLLARS - unaudited)


                                                          1998           1997
                                                           $              $

ASSETS

CURRENT ASSETS

      Cash and cash equivalents                            2,206          32,742
      Cash deemed received for share issuance            404,558            --
      Short term investments                               1,349          28,900
      Accounts receivable, net                           101,976         128,007
      Prepaids and other current assets                   39,509           7,442
      Due from related company                              --            40,454
                                                      ----------      ----------
                                                         549,598         237,545

PROPERTY AND EQUIPMENT, NET                               53,818          55,909

OTHER ASSETS                                              18,003          20,154


--------------------------------------------------------------------------------
                                                         621,419         313,608
--------------------------------------------------------------------------------

LIABILITIES

CURRENT LIABILITIES

      Bank line of credit                                 78,248            --
      Accounts payable and accrued liabilities            71,460          36,059
      Deferred revenue                                    43,036          84,339
      Income taxes payable                                  --               206
      Current portion of long-term debt                   13,640          14,771
                                                      ----------      ----------
                                                         206,384         135,375

LONG-TERM DEBT                                            20,944          37,485

SHAREHOLDER LOANS                                         12,454           6,254
                                                      ----------      ----------
                                                         239,782         179,114
                                                      ----------      ----------
                              STOCKHOLDERS' EQUITY

CAPITAL STOCK (Note 5)                                 2,772,891              97

ACQUISITION ADJUSTMENT (Note 1)                       (2,363,669)            --
                                                      ----------      ----------
                                                         409,222              97

DEFICIT                                                  (27,585)        134,397
                                                      ----------      ----------
                                                         381,637         134,494

--------------------------------------------------------------------------------
                                                         621,419         313,608
--------------------------------------------------------------------------------

                            STOCK RESEARCH GROUP INC.

   PRO-FORMA CONSOLIDATED STATEMENT OF INCOME AND RETAINED EARNINGS (DEFICIT)

                          YEAR ENDED DECEMBER 31, 1998

             (INFORMATIONAL TRANSLATION IN U.S. DOLLARS - unaudited)



                                                         1998             1997
                                                          $                $


REVENUE

      Revenues                                          857,929          968,441
      Cost of revenues                                  172,343          137,497
                                                       --------         --------
                                                        685,586          830,944
                                                       --------         --------

EXPENSES

      Operating expenses:
         Sales and marketing                            265,840          239,050
         Product development                            117,453           77,486
         General and administrative                     447,278          417,526
                                                       --------         --------
                                                        830,571          734,062
                                                       --------         --------

INCOME (LOSS) BEFORE OTHER ITEMS                       (144,985)          96,882

OTHER ITEMS, NET                                        (42,845)           2,815
                                                       --------         --------

INCOME (LOSS) BEFORE INCOME TAXES                      (187,830)          99,697

INCOME TAX PROVISION (RECOVERY)                         (34,801)          22,838
                                                       --------         --------

NET INCOME (LOSS)                                      (153,029)          76,859

RETAINED EARNINGS,  beginning of year                   134,397           57,538

FOREIGN CURRENCY FLUCTUATION
      RETAINED EARNINGS, NET                             (8,953)            --
                                                       --------         --------
                                                        125,444           57,538


DEFICIT, end of year                                    (27,585)         134,397

                            STOCK RESEARCH GROUP INC.

        PRO-FORMA CONSOLIDATED STATEMENT OF CHANGES IN FINANCIAL POSITION

                          YEAR ENDED DECEMBER 31, 1998

             (INFORMATIONAL TRANSLATION IN U.S. DOLLARS - unaudited)


                                                           1998          1997
                                                            $             $

CASH PROVIDED BY (USED FOR)
OPERATING ACTIVITIES
Net income (loss)                                        (153,029)       76,859
Add (deduct) non-cash items:
  Write down of marketable securities                      23,231
  Amortization                                             16,762        13,624
                                                         --------      --------
                                                         (113,036)       90,483
 Net changes in other non-cash operating accounts
  Accounts receivable                                      17,503       (88,647)
  Short term investments                                    1,969       (23,503)
  Prepaid expenses and other current assts                (31,946)      (24,967)
  Accounts payable                                         38,229        16,418
  Deferred revenue                                        (35,685)       55,461

                                                         (122,966)       25,245
                                                         --------      --------

FINANCING ACTIVITIES
Advances from shareholders                                  6,617         4,230
Long-term debt                                            (14,191)       52,256
Share issue for acquisition net of acquisition adjustment   4,574          --
Share issue deemed received (Note 1(b)(vi))               404,558          --
                                                         --------      --------
                                                          401,558        56,486
                                                         --------      --------

INVESTING ACTIVITIES
Due to (from) related company                              37,758       (40,453)
Purchase of capital assets                                (18,395)      (41,008)
                                                         --------      --------
                                                           19,363       (81,461)
                                                         --------      --------

INCREASE IN CASH                                          297,955           270

CASH, beginning of year                                    32,742        32,472

FOREIGN CURRENCY ADJUSTMENT                                (2,181)         --
                                                         --------      --------


                                                           30,561        32,472

CASH, end of year                                         328,516        32,742

REPRESENTED BY:
Cash                                                        2,206        32,742
Cash deemed received for share issuance (Note 1(b)(vi))   404,558          --
Bank indebtedness                                         (78,248)         --
--------------------------------------------------------------------------------
                                                          328,516        32,742
--------------------------------------------------------------------------------